UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04995

Sit U.S. Government Securities Fund, Inc.

(Exact name of registrant as specified in charter)

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Address of principal executive offices)

Paul E. Rasmussen, VP Treasurer

Sit Mutual Funds, Inc.

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Name and address of agent for service)

Copy to:

Mike Radmer, Esq.

Dorsey & Whitney

Suite 1500

50 South Sixth Street

Minneapolis, MN 55402-1498

Registrant’s telephone number, including area code:

(612) 332-3223

Date of fiscal year end: March 31, 2014

Date of reporting period: March 31, 2014

Item 1:  Reports to Stockholders

Annual Report
March 31, 2014

U.S. Government Securities Fund

Quality Income Fund

Tax-Free Income Fund

Minnesota Tax-Free Income Fund

Sit Mutual Funds

Sit Mutual Funds
BOND FUNDS ANNUAL REPORT
TABLE OF CONTENTS

This document must be preceded or accompanied by a Prospectus.

CHAIRMAN’S LETTER

May 8, 2014

Dear fellow shareholders:

If there was one unifying theme for the U.S. fixed income markets over the last year it was reaction (and overreaction) to the actual and anticipated movements of the U.S. Federal Reserve (the Fed). The key issue has been the “taper:” a term used as shorthand to describe reducing the amount of the Fed’s monthly purchases of U.S. Treasury and mortgage-backed securities which - in an effort to stimulate the economy - it had been purchasing at a pace of $85 billion per month. Speculation about when and by how much the Fed would reduce its purchases impacted the entire fixed income universe.

The primary consequence of this speculation was increased volatility in Treasury bonds, though the end result was similar for all Treasury securities longer than one year: each ended the year with higher yields (lower prices) than where it started. The major increase in yields was sparked by comments made by then Chairman Ben Bernanke of the Federal Reserve before Congress in May which the market interpreted as signaling an earlier start to tapering than had previously been anticipated. The 10-year and 30-year Treasuries began the month of May with yields of 1.63% and 2.83%, respectively, and eventually reached peaks of 3.00% and 3.92% by early September. This was the largest and longest sustained move upward in rates since the end of 2010.

When it became clear in September that the Fed would wait for more evidence of satisfactory economic progress before starting to taper, yields came back down. Over the next two months the 10-year and 30-year fell back to 2.50% and 3.60%, respectively. When tapering was finally announced in December (to begin in January), yields once again increased and the 10- and 30-year Treasuries actually ended December 31 at their highest yields of the entire year (3.03% and 3.97%, respectively). There have been a number of additional developments since the end of 2013 - including the replacement of Chairman Bernanke with Chairwoman Janet Yellen - but the volatility in yields has generally been more subdued, with the yields at lower levels than they were at the end of December.

Global

For the first year since the beginning of the global economic crisis, there were essentially no major economic hiccups in the Eurozone. In recent years, each mini-crisis has provided for at least a temporary “flight to quality” that has seen U.S. Treasuries as a major beneficiary. The absence this year of any such rallies was likely another factor contributing to the Federal Reserve’s role as the dominant theme in the market this year. That is not to say that all is well in Europe. Many countries’ economies are still suffering from high levels of unemployment (especially among younger workers) and in recent weeks the European Central Bank has begun to warn of the possibility of deflation. Both of these could further dampen the already weak economic growth.

Japan, which fears effects deflation can have on an economy, continues to work to generate growth and inflation under new Prime

Minister Shinzo Abe and his package of economic policies known as “Abenomics” (which, among other things, includes what we call quantitative easing here in the U.S.). While the Abenomics has been able to generate some inflation, it remains to be seen if it will be successful in accomplishing its ultimate goal of stimulating sustained economic expansion.

Elsewhere in Asia, China’s GDP growth seems to be stabilizing around 7-8%. While strong when compared to the U.S., this is much lower than the 10% or greater that was seen before the global economic crisis. While this may not be the “hard landing” some feared and China’s slowing growth has not had a material impact on the U.S. fixed income market yet, it remains an area we are watching closely. Recent developments (for example, the country’s first ever domestic corporate debt default) and broader concerns about the excessive growth of credit in the economy (something Fitch noted when it downgraded China to A+ from AA- during the year), cause us to be cautious when thinking about the potential for China’s domestic economic situation to impact the U.S. economy going forward.

As a final point about the global economy, we continue to view it as unlikely that the U.S. fixed income markets would see sustained, large outflows from investors looking for opportunities abroad. This year the emerging markets, which had seen bond yields decrease as foreign demand for their sovereign debt increased, saw a large reversal. While each country has its own particular domestic issues, the performance of bond yields in countries such as Turkey, Brazil, and Indonesia was surprisingly uniform. This correlation is one of the challenges facing investors looking to diversify outside of the U.S. and is one of the reasons we still believe that such outflows remain unlikely in the near term.

Domestic

The U.S. continues to experience generally slow economic growth with consensus real GDP growth forecasts for 2014 currently at 2.7% and 2013 growth currently calculated at 1.9%. Despite the slow growth, both housing and unemployment continue to improve. On the housing front, the widely followed Case-Shiller home price index rose steadily throughout the year (reaching levels not seen since early 2006) and housing permits and starts continued to improve.

On the employment front, the March 2014 unemployment figure was 6.7%, which is down substantially from the high of 10.1% reached at the depths of the recession. Interestingly, there is currently some debate about the significance of the “simple” unemployment rate as another measure of the labor market - the employment population ratio - has been much slower to recover. The total employment population ratio is barely off its recession lows (58.9% versus a low of 58.2%) and the working age (25 to 54) employment population ratio recovery does not look much different. Given that the Federal Reserve

2	SIT MUTUAL FUNDS ANNUAL REPORT

is under a dual mandate to pursue maximum employment and stable prices, a change in choices of measurement could possibly dictate a different direction of policy and, in fact, there is already some evidence that the Federal Reserve is choosing to look beyond using only the unemployment rate as its standard of labor market health.

As if the job left to Chairwoman Yellen wasn’t hard enough given uncertainty about the labor market, the views of the policies necessary to satisfy the other half of the dual mandate - stable prices - are mixed as well. While the Federal Reserve’s preferred measure of inflation (core PCE) remained well under their 2.0% target for all of 2013 (January’s figure of 1.5% was the highest of the year) there is considerable debate among the Federal Reserve members about how to proceed. Certain “hawks” argue that the Federal Reserve must remain vigilant despite recent performance, while “doves” worry that the current policy stance does not do enough to convey a commitment to return to the target 2.0% inflation.

Given these competing viewpoints, we expect the stance of the Fed, and especially the positioning of Chairwoman Yellen, will continue to have an outsized influence on the performance of the U.S. fixed income markets in the near term. For those looking for evidence that she is more of a “hawk” there is the fact that during the 1990s she voted 27 times to hike rates and not once to lower them. For those looking for evidence that she is more of a “dove” there is the fact that she’s been one of the more vocal supporters of the recent “easy money” policies of extended low rates and quantitative easing to explicitly target a particular level of unemployment. We believe that this issue may not resolve itself over the near term and that we will likely see the Treasury market continue to struggle to find direction (which should provide opportunity) over the coming year.

Strategy Summary

The U.S. Government Securities Fund remains focused on seasoned, high coupon agency-backed securities. Long-term income stability and principal preservation is returning to the market as mortgage rates increase from all-time lows. The Sit Quality Income Fund remains focused on securities that provide relatively high levels of income and relatively stable prices. We believe that the Fund’s relatively stable price and 0.90% 30-day SEC yield as of March 31st make it a good Fund for cash reserves.

The tax-exempt fixed income strategy employed in managing both the Tax-Free Income Fund and the Minnesota Tax-Free Income Fund will continue to focus heavily on the use of high coupon bonds and bonds structured with put, call, sinking fund, and prepayment provisions that provide regular cash flow. We believe that the recent rise in yields has created opportunities to find bonds that provide attractive absolute levels of tax-exempt income, particularly in longer duration bonds. Our investment strategy remains focused on income, which we believe is the primary source of return over longer periods of time. We continue to focus on sectors and security structures that provide incremental yield, while using diversification to help manage credit risk.

We appreciate your continued interest in the Sit family of funds.

With best wishes,

Roger J. Sit

Chairman and President

Sit Mutual Funds

MARCH 31, 2014	3

Sit U.S. Government Securities Fund

OBJECTIVE & STRATEGY

The objective of the U.S. Government Securities Fund is to provide high current income and safety of principal, which it seeks to attain by investing solely in debt obligations issued, guaranteed or insured by the U.S. government or its agencies or its instrumentalities. Agency mortgage securities and U.S. Treasury securities are the principal holdings in the Fund. The mortgage securities that the Fund purchases consist of pass-through securities including those issued by Government National Mortgage Association (GNMA), Federal National Mortgage Asociation (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC).

The Sit U.S. Government Securities Fund provided a return of -1.21% during the year ended March 31, 2014, compared to the return of the Barclays Intermediate Government Bond Index of -0.76%. The Fund’s 30-day SEC yield was 2.83% and its 12- month distribution rate was 1.11%.

During the 12-month period, the Fund benefitted from its positions in collateralized mortgage obligations. These securities can have structural features that provide protection against interest rate movements. This enhancement, in addition to income generation, offset price declines due to rising interest rates for these holdings. Interest rates rose significantly during the period, as the market began speculating about the eventual reduction of the Federal Reserve’s asset purchase program, culminating in the official announcement in December to reduce asset purchases in Treasury and agency mortgage securities by $10 billion a month. As a result, U.S. Treasury bonds and agency mortgages produced negative returns for the year. Additionally, some mortgage pass-through securities held in the Fund experienced elevated prepayment activity causing lower yield. Traditional hurdles to refinancing and rising mortgages rates have returned prepayment activity close to historical levels which has improved the yield on the Fund.

Overall, we expect sluggish economic growth to be adequate to justify continued reduction in quantitative easing by the Federal Reserve, with purchases ending entirely late this year. We expect the combination of economic growth (albeit slow) and reduced Fed purchases to cause interest rates to trend higher. However, we expect the rise in rates to be non-linear, as the tug of war between higher rates due to reduced demand for bonds is counter-balanced against equity market weakness due to a perceived reduction in support for the economy. Geopolitical issues, particularly involving Eastern Europe, will likely add to interest rate uncertainty. We continue to position the Fund defensively overall against a rising rate environment. Our core investments continue to be older, high coupon government agency mortgage pass-through securities, as they provide high levels of income

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the Barclays Intermediate Government Bond Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The Barclays Intermediate Government Bond Index is a sub-index of the Barclays Government Bond Index covering issues with remaining maturities of between three and five years. The Barclays Government Bond Index is an index that measures the performance of all public U.S. government obligations with remaining maturities of one year or more. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index. This is the Fund’s primary index.

with relatively stable prices. This high level of income and principal stability continues to be the Fund’s focus, as has consistently been the case since the Fund’s inception.

Michael C. Brilley        Bryce A. Doty, CFA

Senior Portfolio Managers

Mark H. Book, CFA

Portfolio Manager

Information on this page is unaudited.

4	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of March 31, 2014

	Sit U.S. Government Securities Fund	Barclays Inter. Gov’t Bond Index[1]	Lipper U.S. Gov’t Fund Index[2]
One Year	-1.21%	-0.76%	-1.60%
Five Years	2.85	2.35	3.70
Ten Years	3.68	3.58	3.82
Since Inception (6/2/87)	5.88	6.06	5.82

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 The Barclays Intermediate Government Bond Index is a sub-index of the Barclays Government Bond Index covering issues with remaining maturities of between three and five years. The Barclays Government Bond Index is an index that measures the performance of all public U.S. government obligations with remaining maturities of one year or more. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index.

2 The Lipper returns are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

FUND DIVERSIFICATION

Based on total net assets as of March 31, 2014. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 3/31/14:	$ 11.04 Per Share
Net Asset Value 3/31/13:	$ 11.30 Per Share
Total Net Assets:	$ 711.8 Million
Effective Duration [3]:	1.5 Years

3 Duration is a measure of estimated price sensitivity relative to changes in interest rates. Portfolios with longer durations are typically more sensitive to changes in interest rates. For example, if interest rates rise by 1%, the fair value of a security with an effective duration of 5 years would decrease by 5%, with all other factors being constant. The correlation between duration and price sensitivity is greater for securities rated investment-grade than it is for securities rated below investment-grade. Duration estimates are based on assumptions by the Adviser and are subject to a number of limitations. Effective duration is calculated based on historical price changes of securities held by the Fund, and therefore is a more accurate estimate of price sensitivity provided interest rates remain within their historical range.

ESTIMATED AVERAGE LIFE

0-1 Year	3.0%
1-5 Years	92.6%
5-10 Years	4.4%
10-20 Years	0.0%
20+ Years	0.0%

The table represents the Adviser’s estimates of the dollar weighted average life of the portfolio’s securities, which differ from their stated maturities. The Fund’s average stated maturity was 20.1 years as of March 31, 2014.

Information on this page is unaudited.

MARCH 31, 2014	5

SCHEDULE OF INVESTMENTS

March 31, 2014

Sit U.S. Government Securities Fund

Principal Amount ($)	Coupon Rate (%)	Maturity Date		Fair Value ($)

Mortgage Pass-Through Securities - 42.9%
Federal Home Loan Mortgage Corporation - 8.9%
786,864	4.00	7/1/25		833,183
475,784	5.82	10/1/37		522,288
136,235	6.38	12/1/26-12/1/27		151,959
13,670,681	6.50	11/1/27-9/1/39		15,332,795
584,634	6.88	2/17/31		661,440
31,289,957	7.00	8/1/27-1/1/39		34,828,474
82,275	7.38	12/17/24		89,893
3,158,746	7.50	1/1/31-10/1/38		3,567,710
131,288	7.95	10/1/25-11/1/25		135,813
1,028,146	8.00	5/1/31-1/1/37		1,186,877
8,713	8.25	12/1/17		8,740
1,737,736	8.50	10/1/19-3/1/31		2,030,276
1,906,000	9.00	11/1/15-5/1/31		2,128,762
43,429	9.25	2/1/18-3/1/19		44,176
317,237	9.50	4/1/18-12/17/21		351,327
12,140	9.75	12/1/16-12/1/17		12,317
1,239,948	10.00	9/1/20-7/1/30		1,396,357
70,693	10.50	6/1/19		79,210
76,935	11.00	8/25/20		80,831

				63,442,428

Federal National Mortgage Association - 20.7%
4,743	3.99	3/1/19	[1]	4,744
1,418,028	5.50	12/1/32		1,569,903
2,932,454	5.61	11/1/22		3,236,798
66,215	5.76	3/1/33		74,138
3,036,147	5.96	6/1/28		3,250,315
4,568,351	6.00	9/1/28-10/1/39		5,106,455
477,431	6.15	6/1/33	[1]	515,323
135,598	6.20	11/1/27		155,313
106,652	6.35	10/1/30		122,641
34,813,396	6.50	1/1/22-6/1/40		39,123,687
132,709	6.91	11/1/26-8/1/27		143,996
144,810	6.95	8/1/21	[1]	148,865
57,587,095	7.00	6/1/17-5/1/39		65,704,575
2,754,054	7.19	2/1/31		3,271,264
8,374,150	7.50	6/1/22-2/1/38		9,389,057
55,436	7.62	12/1/16		58,852
207,011	7.95	9/15/20		229,870
3,655,771	8.00	4/1/16-3/1/38		4,263,326
310,317	8.10	11/15/31		363,031
120,921	8.33	7/15/20		134,709
180,472	8.35	7/20/28-7/20/30		190,708
57,742	8.48	9/15/30		66,051
3,794,847	8.50	2/1/16-1/1/37		4,439,315
2,005,845	9.00	10/1/19-2/1/38		2,289,981
47,991	9.25	10/1/16-2/1/17		50,063
76,646	9.27	5/15/28		80,520
1,870,817	9.50	5/1/19-8/1/31		2,096,562
58,873	9.58	7/15/20		60,830
180,428	9.71	8/20/25		209,208

Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

80,781	9.75	10/1/21-4/1/25	90,256
376,987	10.00	2/1/15-6/1/30	436,947
20,678	10.06	8/15/20	20,781
18,835	10.18	7/1/20	18,998
94,013	10.50	6/1/28	109,225

			147,026,307

Government National Mortgage Association - 12.4%
22,159,345	4.00	12/15/24-12/20/31	23,769,360
2,607,715	4.25	10/20/31-3/20/37	2,772,871
6,265,805	4.50	6/15/40	6,841,000
4,143,531	4.75	9/20/31	4,470,718
181,195	5.50	9/15/25	200,801
1,479,228	5.75	10/20/31	1,635,216
171,024	5.76	3/20/33-5/20/33	191,108
2,036,149	5.95	3/15/37	2,156,253
2,052,648	6.00	6/15/23-11/20/34	2,299,629
433,746	6.20	3/15/32	499,335
2,327,348	6.25	12/15/23-4/15/29	2,696,013
1,301,658	6.35	4/20/30-11/20/31	1,465,904
421,489	6.38	8/15/26-4/15/28	476,776
168,079	6.49	4/20/32-6/20/32	189,388
24,388,347	6.50	11/15/23-7/20/42	27,616,579
73,328	6.57	3/20/33	76,030
73,851	6.58	2/20/28	84,052
655,565	6.75	9/15/15-6/15/29	704,781
493,352	6.91	7/20/26-2/20/27	545,673
5,341,888	7.00	5/15/24-1/20/39	6,019,359
140,372	7.02	4/20/26	151,357
74,434	7.05	9/20/26	78,003
430,576	7.10	5/20/25	476,493
253,573	7.15	3/20/27-4/20/27	293,090
59,703	7.25	5/15/29	61,698
448,160	7.50	1/20/38-3/15/39	505,661
110,325	7.75	6/15/20-7/15/20	120,251
242,705	7.95	7/20/25-4/20/26	268,470
159,922	7.99	1/20/22-6/20/22	176,664
674,167	8.00	10/15/14-6/20/31	799,221
109,184	8.25	4/15/19	120,444
94,885	8.50	9/15/16-12/20/26	106,953
65,635	9.00	12/15/20	75,290
44,586	10.00	10/15/19	46,455
141,994	10.50	2/15/20-8/15/21	155,921

			88,146,817

Small Business Administration - 0.9%

6,342,050	5.33	8/25/36-9/25/36	6,753,224

Total Mortgage Pass-Through Securities
(cost: $304,659,562)			305,368,776

See accompanying notes to financial statements.

6	SIT MUTUAL FUNDS ANNUAL REPORT

Principal Amount ($)	Coupon Rate (%)	Maturity Date		Fair Value ($)

Collateralized Mortgage Obligations - 48.7%
Federal Home Loan Mortgage Corporation - 15.0%
32,684	4.79	3/25/44	[1]	32,923
2,299,825	6.00	9/15/21-5/15/36		2,532,250
20,553,840	6.50	9/15/23-10/25/43		23,608,537
1,015,492	6.50	9/25/43	[1]	1,154,663
96,590	6.70	9/15/23		110,661
184,960	6.95	3/15/28		213,943
50,664,299	7.00	12/15/20-7/25/43		56,573,935
14,648,033	7.50	10/15/21-9/25/43		17,244,683
3,383,542	8.00	7/15/21-1/15/30		3,906,725
49,465	8.25	6/15/22		56,208
263,575	8.30	11/15/20		297,727
545,467	8.50	10/15/22-3/15/32		633,804
241,670	9.00	12/15/19		265,985
5,851	9.15	10/15/20		6,382
232,261	9.50	2/15/20		256,259

				106,894,685

Federal National Mortgage Association - 24.6%
12,290,705	4.50	6/25/21		12,916,375
2,351,870	6.45	9/25/37	[1]	2,699,466
25,400,147	6.50	8/20/28-11/25/42		27,814,398
8,692,981	6.62	2/25/42-10/25/42	[1]	9,984,579
137,563	6.63	3/25/29	[1]	154,887
626,305	6.68	12/25/42	[1]	730,798
16,191,134	6.75	6/25/32-4/25/37		17,994,947
23,244	6.85	12/18/27		26,350
1,978,432	6.97	8/25/37	[1]	2,227,242
29,390,528	7.00	1/25/21-3/25/45		34,202,426
39,081,672	7.50	8/20/27-1/25/48	[1]	45,948,116
1,468,764	8.00	7/25/22-7/25/44		1,684,891
949,276	8.33	11/25/37	[1]	1,124,933
878,441	8.43	11/25/37	[1]	1,001,845
1,605,509	8.50	1/25/21-6/25/30		1,891,062
10,354	8.70	12/25/19		11,670
15,787	8.75	9/25/20		17,105
61,900	8.77	10/25/42	[1]	71,355
59,952	8.95	10/25/20		67,837
2,141,755	9.00	7/25/19-10/25/30		2,527,671
24,829	9.05	12/25/18		26,883
37,995	9.25	1/25/20		42,759
816,827	9.37	6/25/32	[1]	932,887
921,398	9.50	12/25/18-12/25/41		1,088,495
96,614	9.60	3/25/20		110,046
4,064,903	10.19	7/25/37	[1]	4,492,425
2,638,504	10.64	9/25/42	[1]	3,287,639
1,260,617	11.16	6/25/44	[1]	1,509,535
136,461	12.29	3/25/39	[1]	157,286

				174,745,908

Government National Mortgage Association - 5.1%
13,311,695	4.74	1/20/42	[1]	14,333,168

Principal Amount ($)	Coupon Rate (%)	Maturity Date		Fair Value ($)

4,117,578	5.52	7/20/40	[1]	4,455,845
545,754	6.50	9/20/28		617,849
15,174,892	7.00	9/16/23-5/20/42	[1]	16,722,843
146,004	7.50	5/16/27		168,233
40,696	8.50	2/20/32		49,607

				36,347,545

Vendee Mortgage Trust - 4.0%
7,839,439	3.75	12/15/33		8,153,926
229,607	6.00	2/15/30		233,714
5,544,744	6.50	8/15/31		6,335,713
286,689	6.98	7/15/30	[1]	322,557
2,443,540	7.00	3/15/28		2,830,426
1,506,238	7.25	9/15/22-9/15/25		1,684,702
2,556,359	7.75	5/15/22-9/15/24		2,976,755
4,496,634	7.87	3/15/25	[1]	5,162,919
447,413	8.00	2/15/25		529,929
186,224	8.29	12/15/26		224,040

				28,454,681

Total Collateralized Mortgage Obligations
(cost: $345,997,448)				346,442,819

Asset-Backed Securities - 5.4%
Federal Home Loan Mortgage Corporation - 0.4%
7,777	6.09	9/25/29	[1]	7,784
250,000	6.28	10/27/31	[1] [4]	281,308
2,246,077	7.16	7/25/29		2,441,043

				2,730,135

Federal National Mortgage Association - 0.4%
56,954	0.49	11/25/32	[1]	51,993
456,513	4.72	10/25/33	[1][4]	485,583
422,275	5.41	9/26/33	[1][4]	463,389
150,035	5.70	2/25/33	[1][4]	165,548
175,528	6.47	10/25/31	[1][4]	184,296
1,024,655	6.59	10/25/31	[1][4]	1,109,679
307,632	6.65	5/25/32	[1]	309,899
80,039	6.83	7/25/31	[1][4]	83,271
34,640	7.80	6/25/26	[1]	34,491

				2,888,149

Small Business Administration - 4.6%
3,237,835	5.49	5/1/28		3,538,840
3,233,767	5.57	10/1/27		3,557,579
11,704,309	5.87	7/1/28		13,159,257
2,562,589	6.77	11/1/28		2,933,142
2,724,856	7.13	10/1/20		2,985,700
3,507,402	7.33	8/1/20		3,857,069
2,746,018	8.03	5/1/20		3,053,490

				33,085,077

Total Asset-Backed Securities
(cost: $39,358,056)				38,703,361

See accompanying notes to financial statements.

MARCH 31, 2014	7

SCHEDULE OF INVESTMENTS

March 31, 2014

Sit U.S. Government Securities Fund (Continued)

Contracts		Fair Value($)

Put Options Purchased [10] - 0.2%
2,050	U.S. Treasury 5 Year Future
	Put Options: $ 119.50 strike
	May 2014 expiration
Total Put Options Purchased (cost: $763,031)		1,505,469

Total Investments in Securities - 97.2% (cost: $690,778,097)		692,020,425

Call Options Written [10] - (0.2%)
(1,040)	U.S. Treasury 2 Year Future
	Call Options: $ 109.75 strike
	June 2014 expiration	(325,000)
(1,000)	U.S. Treasury 2 Year Future
	Call Options: $ 109.75 strike
	May 2014 expiration	(234,375)
(1,180)	U.S. Treasury 5 Year Future
	Call Options: $ 119.00 strike
	May 2014 expiration	(460,938)
(1,420)	U.S. Treasury 5 Year Future
	Call Options: $ 119.50 strike
	June 2014 expiration	(477,031)

Total Call Options Written (premiums received: $3,501,087)		(1,497,344)

Other Assets and Liabilities, net - 3.0%		21,246,426

Total Net Assets - 100.0%		$711,769,507

[1]	Variable rate security. Rate disclosed is as of March 31, 2014.

[10]	The amount of $18,000,000 in cash was segregated with the broker to cover margin requirements for derivative transactions as of March 31, 2014.

[14]	Step Coupon: A bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate disclosed is as of March 31, 2014.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

See accompanying notes to financial statements.

8	SIT MUTUAL FUNDS ANNUAL REPORT

For a detailed list of security holdings, refer to our company website at www.sitfunds.com.

A summary of the levels for the Fund’s investments as of March 31, 2014 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Assets
Mortgage Pass-Through Securities	—	305,368,776	—	305,368,776
Collateralized Mortgage Obligations	—	346,442,819	—	346,442,819
Asset-Backed Securities	—	38,703,361	—	38,703,361
Put Options Purchased	1,505,469	—	—	1,505,469
	1,505,469	690,514,956	—	692,020,425
Liabilities
Call Options Written	(1,497,344)	—	—	(1,497,344)

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.

MARCH 31, 2014	9

Sit Quality Income Fund

OBJECTIVE & STRATEGY

The objective of the Quality Income Fund is to provide high current income and safety of principal, which it seeks to attain by investing at least 80% of its assets in debt securities issued by the U.S. government and its agencies, debt securities issued by corporations, mortgage and other asset-backed securities. The Fund invests at least 50% of its assets in U.S. government debt securities, which are securities issued, guaranteed or insured by the U.S. government, its agencies or instrumentalities.

The Sit Quality Income Fund provided a return of +0.47% during the year ended March 31, 2014, compared to the return of the Barclays 1-3 year Government/Credit Bond Index of +0.68%. The Fund’s 30-day SEC yield was 0.90% and its 12-month distribution rate was 0.86%.

The inception date of the Fund was December 31, 2012. As such, this is the first full 12 month fiscal reporting period. The goal of the Fund is to maintain a high credit quality portfolio and stable principal values, while generating a relatively high level of income.

During the year, the Fund benefitted from the income advantage produced by its holdings in non-agency residential mortgages and corporate securities. Non-agency residential mortgages outperformed as higher home prices increased demand for the securities. Corporate bonds also benefitted from improving profits and increased demand as investors continue to search for yield. The increased demand in these asset classes helped to offset price declines due to rising interest rates. Interest rates rose dramatically during the period, as the market began speculating about the eventual reduction of the Federal Reserve’s asset purchase program, culminating in the official announcement in December to reduce asset purchases in Treasury and agency mortgage securities by $10 billion a month. Subsequently, U.S. Treasury and mortgage pass-through securities were the weakest performing sectors.

Overall, we expect sluggish economic growth to be adequate to justify a continued reduction in quantitative easing by the Federal Reserve, with purchases entirely ending late this year. We expect the combination of economic growth (albeit slow) and reduced Fed purchases to cause interest rates to trend higher. However, we expect the rise in rates to be non-linear, as the tug of war between higher rates due to reduced demand for bonds is counter-balanced against equity market weakness due to a perceived reduction in support for the economy. Geopolitical issues, particularly involving Eastern Europe, will likely add to interest rate uncertainty. We have positioned the Fund defensively

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the Barclays 1-3 Year Government/Credit Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The Barclays 1-3 Year Government/Credit Index is an unmanaged index of Treasury or government agency securities and investment grade corporate debt securities with maturities of one to three years. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index.

against a rising rate environment, using a diverse universe of high-quality assets and Treasury futures and options for duration management. We are focusing on a combination of Treasury, agency and credit sectors that provide relatively high levels of income and relatively stable prices. The dual goals of income and principal stability are the primary objectives the Fund.

Michael C. Brilley

Bryce A. Doty, CFA

Senior Portfolio Managers

Mark H. Book, CFA

Chris M. Rasmussen, CFA

Portfolio Managers

Information on this page is unaudited.

10	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of March 31, 2014

	Sit Quality Income Fund	Barclays 1-3 Year Government/Credit Index[1]	Lipper Short Investment Grade Bond Index[2]
One Year	0.47%	0.68%	0.78%
Since Inception (12/31/12)	0.68	0.70	0.98

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for the periods greater than one year are compounded average annual rates of return.

1 The Barclays 1-3 Year Government/Credit Index is an unmanaged index of Treasury or government agency securities and investment grade corporate debt securities with maturities of one to three years. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index.

2 The Lipper returns are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

FUND DIVERSIFICATION

U.S. Treasury/Federal Agency Securities	42.6%
Corporate Bonds	23.8%
Asset Backed (Non-Agency)	11.3%
Mortgage Pass-Through (Agency)	8.1%
Taxable Municipal Bonds	4.6%
Collateralized Mortgage Obligations (Non-Agency)	1.8%
Foreign Government Bonds	0.9%
Cash & Other Net Assets	6.9%

Based on total net assets as of March 31, 2014. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 3/31/14:	$9.97 Per Share
Net Asset Value 3/31/13:	$10.01 Per Share
Total Net Assets:	$107.3 Million
Average Maturity:	5.5 Years
Effective Duration [3]:	0.4 Years

3 Duration is a measure of estimated price sensitivity relative to changes in interest rates. Portfolios with longer durations are typically more sensitive to changes in interest rates. For example, if interest rates rise by 1%, the fair value of a security with an effective duration of 5 years would decrease by 5%, with all other factors being constant. The correlation between duration and price sensitivity is greater for securities rated investment-grade than it is for securities rated below investment-grade. Duration estimates are based on assumptions by the Adviser and are subject to a number of limitations. Effective duration is calculated based on historical price changes of securities held by the Fund, and therefore is a more accurate estimate of price sensitivity provided interest rates remain within their historical range.

QUALITY RATINGS (% of Total Net Assets)

Lower of Moody’s, S&P, Fitch or Duff & Phelps ratings used.

Information on this page is unaudited.

MARCH 31, 2014	11

SCHEDULE OF INVESTMENTS

March 31, 2014

Sit Quality Income Fund

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

Asset-Backed Securities - 11.5%
Agency - 0.2%
217,396	FNMA REMICS, Series 2001-W2, Class AS5 [14]	6.47	10/25/31	228,256

Non-Agency - 11.3%
172,177	Ace Securities Corp. Home Equity Loan Trust Series 2004-Sd1 [1]	0.64	11/25/33	168,581
342,305	Aegis Asset Backed Securities Trust, Series 2005-2, Class M1 [1]	0.57	6/25/35	337,059
201,678	Bayview Financial Mortgage Pass-Through Trust, Series 2005-B, Class 1A5 [14]	5.66	4/28/39	201,203
1,071,499	Bear Stearns Asset Backed Securities Trust 2005-SD2, Class 1A2 [1]	0.62	3/25/35	1,060,114
75,902	Bear Stearns Asset Backed Securities Trust, Series 2005-SD2, Class 1A3 [1]	0.55	3/25/35	75,025
466,908	Centex Home Equity Loan Trust, Series 2004-A, Class AF4 [14]	5.01	8/25/32	466,548
310,000	Centex Home Equity Loan Trust, Series 2004-A, Class AF5 [14]	5.43	1/25/34	315,578
750,320	Centex Home Equity Loan Trust, Series 2004-D, Class AF4 [14]	4.68	6/25/32	775,643
77,261	CIT Home Equity Loan Trust, Series 2003-1, Class A6 [14]	4.06	10/20/32	78,830
456,230	Citifinancial Mortgage Securities, Inc., Series 2003-1, Class AF5 [14]	4.78	1/25/33	468,974
155,411	Citifinancial Mortgage Securities, Inc., Series 2003-4, Class AF4 [14]	4.93	10/25/33	156,489
427,782	Citifinancial Mortgage Securities, Inc., Series 2004-1, Class AF3 [14]	3.77	4/25/34	435,605
34,647	Conseco Financial Corp., Series 1996-4, Class A6	7.40	6/15/27	35,070
111,387	Conseco Financial Corp., Series 1997-3, Class A6	7.32	3/15/28	119,161
118,370	Conseco Financial Corp., Series 1997-4, Class A7 [1]	7.36	2/15/29	123,536
182,263	Conseco Financial Corp., Series 1997-6, Class A7	7.14	1/15/29	191,067
317,925	Conseco Financial Corp., Series 1998-1, Class A6 [1]	6.33	11/1/29	329,716
310,667	Countrywide Asset-Backed Certificates, Series 2002-S2, Class A5 [14]	5.98	1/25/17	312,437
482,859	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3 [14]	5.12	2/25/35	492,950
25,955	Deutsche Financial Capital Securitization LLC, Series 1998-I, Class A4	6.38	4/15/28	26,271
109,481	Deutsche Financial Capital Securitization, LLC, Series 1998-I, Class A3	6.10	4/15/28	110,613
507,476	First Alliance Mortgage Loan Trust, Series 1997-4, Class A2 [14]	7.63	4/20/29	515,486
340,910	First Franklin Mortgage Loan Trust, Series 2005-FF2, Class M2 [1]	0.81	3/25/35	340,471
49,328	Home Loan Trust, Series 1999-HI1, Class A6 [14]	7.58	9/25/29	49,549
500,000	HSBC Home Equity Loan Trust USA, Series 2007-2, Class A4 [1]	0.46	7/20/36	472,818
394,915	Irwin Home Equity Loan Trust, Series 2005-1, Class 2A3 [14]	5.32	6/25/35	386,417
318,167	Irwin Whole Loan Home Equity Trust, Series 2003-D, Class M1 [1]	1.25	11/25/28	317,007
46,769	Irwin Whole Loan Home Equity Trust, Series 2005-C, Class 1M1 [1]	0.72	4/25/30	46,735
802,072	Irwin Whole Loan Home Equity Trust, Series 2005-C, Class 1M2 [14]	5.75	4/25/30	829,015
92,024	JP Morgan Mortgage Acquisition Corp., Series 2005-OPT2, Class A3 [1]	0.39	12/25/35	91,819
313,951	Morgan Stanley Home Equity Loan Trust, Series 2005-3, Class M1 [1]	0.60	8/25/35	308,427
70,441	New Century Home Equity Loan Trust, Series 2003-5, Class AI7 [1]	5.15	11/25/33	72,114
18,562	Park Place Securities, Inc., Series 2005-WCW1, Class A3D [1]	0.49	9/25/35	18,525
750,000	Popular ABS Mortgage Pass-Through Trust Series 2005-1, Class AF5 [14]	5.23	5/25/35	757,626
154,304	Popular ABS Mortgage Pass-Through Trust, Series 2004-4, Class AF4 [1]	4.63	9/25/34	156,204
304,132	Popular ABS Mortgage Pass-Through Trust, Series 2004-5, Class AF4 [1]	4.66	12/25/34	307,118
168,786	Residential Asset Mortgage Products Trust, Series 2003-RZ5, Class A7 [14]	4.97	9/25/33	174,381
15,625	Residential Asset Mortgage Products Trust, Series 2003-RZ3, Class A6 [14]	3.90	3/25/33	15,571
101,193	Residential Asset Mortgage Products Trust, Series 2004-RS12, Class A16	4.55	12/25/34	102,582
354,042	Residential Asset Securities Corp., Series 2004-KS2, Class AI4 [1]	4.18	12/25/31	358,224
83,580	Saxon Asset Securities Trust, Series 2003-1, Class AF7 [14]	4.03	6/25/33	84,655
154,022	Structured Asset Investment Loan Trust, Series 2005-4, Class M1 [1]	0.75	5/25/35	153,975
163,056	Vanderbilt Mortgage Finance, Series 2002-B, Class A4	5.84	2/7/26	166,071
64,944	Wells Fargo Home Equity Asset-Backed Securities Trust, Series 2004-2, Class AI6 [1]	5.00	10/25/34	65,597

				12,070,857

Total Asset-Backed Securities (cost: $12,310,906)				12,299,113

See accompanying notes to financial statements.

12	SIT MUTUAL FUNDS ANNUAL REPORT

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)
Collateralized Mortgage Obligations - 8.2%
Agency - 6.4%
282,613	FHLMC REMICS, Series 2631, Class LC	4.50	6/15/18	297,254
950,000	FHLMC REMICS, Series 2770, Class TW	4.50	3/15/19	1,016,451
300,000	FHLMC REMICS, Series 2776, Class CG	5.00	4/15/19	327,336
85,358	FHLMC REMICS, Series 3634, Class EA	4.00	11/15/23	87,294
159,472	FHLMC REMICS, Series 3711, Class AG	3.00	8/15/23	162,740
300,000	FHLMC, Series K501, Class A2	1.66	11/25/16	304,607
125,501	FNMA REMICS, Series 2001-53, Class GB	5.00	9/25/16	127,917
195,751	FNMA REMICS, Series 2002-94, Class HQ	4.50	1/25/18	205,319
248,776	FNMA REMICS, Series 2003-52, Class NA	4.00	6/25/23	263,765
250,294	FNMA REMICS, Series 2004-101, Class BH	5.00	1/25/20	265,660
239,466	FNMA REMICS, Series 2005-24, Class A	4.50	7/25/32	246,723
116,365	FNMA REMICS, Series 2005-68, Class PC	5.50	7/25/35	125,616
36,339	FNMA REMICS, Series 2007-100, Class ND	5.75	10/25/35	37,235
267,426	FNMA REMICS, Series 2009-70, Class A1	4.00	8/25/19	279,643
183,327	FNMA REMICS, Series 2009-76, Class MA	4.00	9/25/24	189,426
300,413	FNMA REMICS, Series 2009-88, Class DA	4.50	10/25/20	318,610
1,186,799	FNMA REMICS, Series 2010-25, Class ND	3.50	3/25/25	1,237,750
123,110	FNMA REMICS, Series 2012-19, Class GH	3.00	11/25/30	127,651
283,893	GNMA, Series 2007-48, Class FM [1]	0.41	4/20/37	283,556
227,123	GNMA, Series 2009-10, Class PA	4.50	12/20/38	241,758
90,746	GNMA, Series 2010-108, Class BH	2.25	12/20/36	92,014
235,234	GNMA, Series 2010-61, Class DA	4.00	12/20/23	249,492
303,930	Vendee Mortgage Trust, Series 1993-1, Class ZB	7.25	2/15/23	350,708

				6,838,525

Non-Agency - 1.8%
55,583	Alternative Loan Trust, Series 2003-20CB, Class 1A2	5.50	10/25/33	57,499
90,058	American Home Mortgage Investment Trust, Series 2004-3, Class 6A4 [14]	5.01	10/25/34	93,432
53,119	Banc of America Mortgage Trust, Series 2004-3, Class 1A26	5.50	4/25/34	54,842
91,916	Master Asset Securitization Trust, Series 2003-4, Class CA1	8.00	5/25/18	96,386
98,004	MASTR Alternative Loan Trust, Series 2003-4, Class 2A1	6.25	6/25/33	103,766
288,366	MASTR Alternative Loan Trust, Series 2003-5, Class 4A1	5.50	7/25/33	306,727
313,347	MASTR Alternative Loan Trust, Series 2003-8, Class 3A1	5.50	12/25/33	332,815
74,487	RAAC Trust, Series 2004-SP3, Class AI5 [1]	4.89	12/25/32	76,229
148,146	Residential Asset Securitization Trust, Series 2003-A14, Class A1	4.75	2/25/19	151,807
62,314	Residential Funding Mortgage Securities I Trust, Series 2003-S13, Class A3	5.50	6/25/33	62,706
351,498	Sequoia Mortgage Trust, Series 2012-1, Class 2A1 [1]	3.47	1/25/42	356,193
68,026	Structured Asset Sec Corp. Mortgage Pass Through Certificates, Series 2003-16, Class A2	4.75	6/25/33	69,010
170,358	WaMu Mortgage Pass Through Certificates, Series 2004-CB2, Class 7A	5.50	8/25/19	176,258

				1,937,670

Total Collateralized Mortgage Obligations (cost: $8,758,823)				8,776,195

Corporate Bonds - 23.8%
500,000	Air Products & Chemicals, Inc.	1.20	10/15/17	494,365
900,000	Archer-Daniels-Midland Co.	5.45	3/15/18	1,018,030
850,000	Atlantic City Electric Co.	7.75	11/15/18	1,045,004
1,000,000	Bank of America NA	1.25	2/14/17	995,831
1,095,000	Bear Stearns Cos, LLC/The	7.25	2/1/18	1,303,483
1,000,000	Branch Banking & Trust Co.	1.00	4/3/17	991,813
50,000	Chittenden Corp. [1]	0.92	2/14/17	49,559

See accompanying notes to financial statements.

MARCH 31, 2014	13

SCHEDULE OF INVESTMENTS

March 31, 2014

Sit Quality Income Fund (Continued)

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)
300,000	Comerica Bank	8.38	7/15/24	306,413
479,260	Continental Airlines 1998-3 Class A-1 Pass Through Trust	6.82	5/1/18	524,790
1,000,000	General Electric Co.	5.25	12/6/17	1,133,234
1,500,000	HSBC USA Capital Trust III	7.75	11/15/26	1,516,875
1,000,000	Intel Corp.	1.35	12/15/17	993,226
700,000	International Business Machines Corp.	5.70	9/14/17	800,975
500,000	John Deere Capital Corp.	2.80	9/18/17	523,224
850,000	Macy’s Retail Holdings, Inc.	7.88	8/15/36	941,440
880,000	Manufacturers & Traders Trust Co. [1]	5.59	12/28/20	903,504
958,348	Northwest Airlines 1999-2 Class A Pass Through Trust	7.58	3/1/19	1,102,101
1,250,000	Pacific Life Global Funding 1, [4]	3.68	2/6/16	1,287,500
25,000	PartnerRe Finance A LLC	6.88	6/1/18	28,518
800,000	PepsiCo, Inc.	7.90	11/1/18	1,004,218
1,000,000	Petrobras Global Finance BV [1]	1.85	5/20/16	988,750
500,000	Principal Life Income Funding Trusts [1]	3.46	4/1/16	513,055
800,000	Prudential Financial, Inc. [1]	4.25	8/10/18	839,960
1,000,000	Puget Sound Energy, Inc.	6.74	6/15/18	1,180,705
1,000,000	Royal Bank of Canada	1.20	9/19/17	993,002
500,000	SBA Tower Trust [4]	2.24	4/16/18	490,413
1,300,000	Security Benefit Life Insurance Co. [4]	8.75	5/15/16	1,438,272
202,126	Smith’s Food & Drug Centers, Inc. 1994-A3 Pass Through Trust [14]	9.20	7/2/18	235,556
444,619	Union Pacific Railroad Co. 1999 Pass Through Trust	7.60	1/2/20	525,167
500,000	UnitedHealth Group, Inc.	1.40	10/15/17	498,646
800,000	Whitney National Bank	5.88	4/1/17	840,118

Total Corporate Bonds (cost: $25,535,996)				25,507,747

Foreign Government Bonds - 0.9%
1,000,000	Province of Manitoba Canada	1.30	4/3/17	1,006,511

(cost: $1,009,450)
Mortgage Pass-Through Securities - 8.1%
Federal Home Loan Mortgage Corporation - 3.6%
113,772	Freddie Mac	3.50	7/1/26	119,343
162,335	Freddie Mac	4.50	1/1/18	171,586
170,038	Freddie Mac	4.50	12/1/18	179,777
96,692	Freddie Mac	4.50	5/1/19	102,260
205,558	Freddie Mac	4.50	6/1/19	217,353
159,791	Freddie Mac	4.50	6/1/19	168,934
199,646	Freddie Mac	4.50	1/1/21	211,618
132,742	Freddie Mac	4.50	12/1/21	140,681
185,969	Freddie Mac	4.50	10/1/23	198,287
227,619	Freddie Mac	4.50	7/1/26	241,165
149,953	Freddie Mac	5.00	3/1/18	158,969
132,335	Freddie Mac	5.00	10/1/18	140,495
159,611	Freddie Mac	5.00	8/1/19	171,619
57,675	Freddie Mac	5.00	10/1/25	62,582
189,233	Freddie Mac	5.50	9/1/17	201,401
209,631	Freddie Mac	5.50	4/1/19	224,070
88,103	Freddie Mac	5.50	10/1/19	95,615
172,015	Freddie Mac	5.50	12/1/20	186,393
138,199	Freddie Mac	5.50	1/1/21	150,286

See accompanying notes to financial statements.

14	SIT MUTUAL FUNDS ANNUAL REPORT

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

270,545	Freddie Mac	5.50	3/1/21	294,587
148,790	Freddie Mac	5.50	3/1/21	162,024
105,262	Freddie Mac	5.50	10/1/21	112,512
74,514	Freddie Mac	6.00	8/1/16	76,925
103,087	Freddie Mac	6.00	9/1/23	114,798

				3,903,280

Federal National Mortgage Association - 3.9%
291,384	Fannie Mae	2.75	11/1/17	303,819
1,000,000	Fannie Mae	2.78	12/1/17	1,045,598
415,713	Fannie Mae	3.00	8/1/21	431,755
433,385	Fannie Mae	3.50	4/1/21	456,250
182,356	Fannie Mae	3.50	5/1/21	192,344
165,637	Fannie Mae	3.50	10/1/21	174,383
577,745	Fannie Mae	3.98	4/1/18	618,862
94,047	Fannie Mae	4.00	3/1/26	99,505
59,368	Fannie Mae	4.00	10/1/31	62,667
485,739	Fannie Mae	5.00	1/1/20	525,673
159,118	Fannie Mae	6.00	5/1/23	172,755
57,653	Fannie Mae	6.50	2/1/19	64,700

				4,148,311

Government National Mortgage Association - 0.6%
127,196	Ginnie Mae [1]	1.63	4/20/33	132,312
88,712	Ginnie Mae [1]	1.63	10/20/34	92,479
64,402	Ginnie Mae [1]	3.50	4/20/42	67,506
251,343	Ginnie Mae	5.00	9/15/24	268,570
86,688	Ginnie Mae	5.00	12/15/25	92,631

				653,498

Total Mortgage Pass-Through Securities (cost: $8,673,661)				8,705,089

Taxable Municipal Bonds - 4.6%
1,000,000	Academica Charter Schools [4]	7.93	8/15/19	1,005,730
390,000	City of Cleveland OH Airport System Revenue	5.24	1/1/17	413,104
500,000	La Paz County Industrial Development Authority	2.75	3/1/15	503,565
650,000	Milwaukee Redevelopment Authority	3.00	8/1/18	655,824
1,200,000	Skyway Concession Co. LLC 1, [4]	0.51	6/30/17	1,101,000
230,000	Texas Department of Housing & Community Affairs	4.80	7/1/19	237,328
1,000,000	Virginia Housing Development Authority	5.55	1/1/21	1,053,790

Total Taxable Municipal Bonds (cost: $4,961,077)				4,970,341

U.S. Treasury / Federal Agency Securities - 36.0%
Federal Farm Credit Banks - 0.2%
100,000	Federal Farm Credit Banks [1]	0.12	5/12/14	100,005
100,000	Federal Farm Credit Banks [1]	0.17	11/3/14	100,040

				200,045

Other Federal Agency Securities - 3.0%
250,000	Ally Bank [12]	0.60	6/29/15	249,725
150,000	Bank of China, Ltd. [12]	0.50	7/17/14	150,021
100,000	Bank of China, Ltd. [12]	0.60	4/17/15	99,949

See accompanying notes to financial statements.

MARCH 31, 2014	15

SCHEDULE OF INVESTMENTS

March 31, 2014

Sit Quality Income Fund (Continued)

Principal Amount ($)/ Contracts	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

250,000	Bank of India [12]	0.50	6/25/14	250,028
250,000	Beal Bank USA [12]	0.45	7/9/14	249,999
150,000	Discover Bank [12]	0.50	5/22/15	149,884
100,000	Discover Bank [12]	0.55	2/27/15	100,038
150,000	Fifth Third Bank [12]	0.40	5/22/14	149,990
250,000	Firstbank Puerto Rico [12]	0.80	9/21/15	250,236
250,000	GE Capital Bank [12]	0.80	11/2/15	250,320
100,000	Goldman Sachs Bank [12]	0.70	2/6/15	100,092
750,000	Micron Semiconductor Asia Pte, Ltd.	1.26	1/15/19	745,454
250,000	Sallie Mae Bank [12]	0.80	10/23/15	250,183
125,000	State Bank of India [12]	0.45	6/24/14	124,999
125,000	State Bank of India [12]	0.85	10/19/15	125,171

				3,246,089

U.S. Treasury Note - 32.8%
5,250,000	U.S. Treasury Note [1]	0.09	1/31/16	5,247,070
3,250,000	U.S. Treasury Note	0.25	9/15/14	3,252,665
6,500,000	U.S. Treasury Note	0.25	11/30/14	6,507,111
5,500,000	U.S. Treasury Note	0.25	2/28/15	5,505,588
4,920,000	U.S. Treasury Note	0.25	12/15/15	4,914,809
3,775,000	U.S. Treasury Note	0.25	4/15/16	3,759,368
6,000,000	U.S. Treasury Note	0.63	7/15/14	6,009,644

				35,196,255

Total U.S. Treasury / Federal Agency Securities (cost: $38,636,756)				38,642,389

Total Investments in Securities - 93.1% (cost: $99,886,669)				99,907,385

Other Assets and Liabilities, net - 6.9%				7,438,777

Total Net Assets - 100.0%				$107,346,162

[1]	Variable rate security. Rate disclosed is as of March 31, 2014.

[4]	144A Restricted Security. The total value of such securities as of March 31, 2014 was $5,322,915 and represented 5.0% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[12]	Certificate of Deposit. Investments up to $250,000 are insured by the Federal Deposit Insurance Corporation.

[14]	Step Coupon: A bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate disclosed is as of March 31, 2014.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

Short futures contracts outstanding as of March 31, 2014 were as follows:

Contracts	Type	Expiration Date	Notional Amount	Unrealized Appreciation
310	U.S. Treasury 2 Year Futures [10]	June 2014	$68,064,375	$92,945

[10]	The amount of $500,000 in cash was segregated with the broker to cover margin requirements for derivative transactions as of March 31, 2014.

See accompanying notes to financial statements.

16	SIT MUTUAL FUNDS ANNUAL REPORT

A summary of the levels for the Fund’s investments as of March 31, 2014 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities

	Level 1 Quoted Price ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Other Significant Observable Inputs ($)	Total ($)

Assets
Asset-Backed Securities	—	12,299,113	—	12,299,113
Collateralized Mortgage Obligations	—	8,776,195	—	8,776,195
Corporate Bonds	—	25,507,747	—	25,507,747
Foreign Government Bonds	—	1,006,511	—	1,006,511
Mortgage Pass-Through Securities	—	8,705,089	—	8,705,089
Taxable Municipal Bonds	—	4,970,341	—	4,970,341
U.S. Treasury / Federal Agency Securities	—	38,642,389	—	38,642,389
Futures	92,945	—	—	92,945
Totals	92,945	99,907,385	—	100,000,330

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.

MARCH 31, 2014	17

Sit Tax-Free Income Fund

OBJECTIVE & STRATEGY

The objective of the Tax-Free Income Fund is to provide a high level of current income that is exempt from federal income tax, consistent with preservation of capital, by investing primarily in investment-grade municipal securities.

Such municipal securities generate interest income that is exempt from both federal regular income tax and federal alternative minimum tax. During normal market conditions, the Fund invests 100% of its net assets in such tax-exempt municipal securities.

The Sit Tax-Free Income Fund provided a total return of -0.19% during the fiscal year ended March 31, 2014, compared with a total return of +0.97% for the Barclays 5-Year Municipal Bond Index. As of March 31, 2014, the Fund’s 30-day SEC yield was 4.11%, significantly greater than the 1.55% yield of the benchmark. The Fund’s 12-month distribution rate was 4.19%.

All but the very shortest of tax-exempt municipal bonds ultimately ended the fiscal year higher in yield, resulting in a moderate steepening of the yield curve. Tax-exempt yields began the fiscal year by falling in April, and then sharply rising and peaking in early September before falling significantly through October. Yields rose again in November and December, primarily due to tax-loss selling, ending the quarter slightly higher. Finally, yields steadily declined from January through March, ending the quarter significantly lower, although still markedly higher for the fiscal year.

The Fund’s underperformance for fiscal year 2014 was primarily due to duration. The Fund’s return was dampened by a longer duration than the benchmark; bonds with a duration of longer than five years significantly underperformed shorter duration bonds during the period. Offsetting the longer duration, sector allocations were decidedly positive, with five of the six largest sectors held in the Fund outperforming. Security selection also led to very strong outperformance by the Fund’s non-rated holdings, which accounted for 21% of the Fund at year-end and earned, on average, returns that were several percent higher than the Fund’s returns on its rated holdings.

The Fund continues to maintain its duration longer than its benchmark with a significant weighting in intermediate and longer-term bonds. The Fund will look to shorten its duration as the broader economic recovery suggests signs of a rising rate environment. Credit spreads still offer some opportunities for narrowing based on historical comparisons.

Despite the low level of absolute yields at present, we believe the Fund’s duration, credit quality and industry weightings have it well

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the Barclays 5-Year Municipal Bond Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The Barclays 5-Year Municipal Bond Index is the 5 year (4-6) component of the Municipal Bond Index, an unmanaged, rules-based, market-value-weighted index for the long-term tax-exempt bond market. The index includes bonds with a minimum credit rating of BBB. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index. This is the Fund’s primary index.

positioned to provide attractive relative yield in the current economic and interest rate environment. As always, our strategy continues to emphasize income, which we believe is the primary driver of return over the long run. Diversification remains a key factor in managing risk.

Michael C. Brilley

Debra A. Sit, CFA

Paul J. Jungquist, CFA

Senior Portfolio Managers

Information on this page is unaudited.
18	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of March 31, 2014

	Sit Tax-Free Income Fund	Barclays 5-Year Muni Bond Index[1]	Lipper General Muni. Bond Fund Index[2]

One Year	-0.19%	0.97%	-0.33%
Five Years	7.59	4.03	6.81
Ten Years	3.56	3.89	4.18
Since Inception (9/29/88)	5.25	5.46	5.78

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 The Barclays 5-Year Municipal Bond Index is the 5 year (4-6) component of the Municipal Bond Index, an unmanaged, rules-based, market-value-weighted index for the long-term tax-exempt bond market. The index includes bonds with a minimum credit rating of BBB. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index.

2 The Lipper returns are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

FUND DIVERSIFICATION

Single Family Mortgage	19.4%
Multifamily Mortgage	16.7%
Other Revenue	12.6%
Education/Student Loan	10.0%
Insured	7.4%
Hospital/Health Care	6.3%
Closed-End Mutual Funds	5.9%
General Obligation	5.6%
Sectors less than 5%	10.4%
Cash & Other Net Assets	5.7%

Based on total net assets as of March 31, 2014. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 3/31/14:	$9.16 Per Share
Net Asset Value 3/31/13:	$9.57 Per Share
Total Net Assets:	$155.3 Million
Average Maturity:	17.1 Years
Effective Duration [3]:	6.8 Years

3 Duration is a measure of estimated price sensitivity relative to changes in interest rates. Portfolios with longer durations are typically more sensitive to changes in interest rates. For example, if interest rates rise by 1%, the fair value of a security with an effective duration of 5 years would decrease by 5%, with all other factors being constant. The correlation between duration and price sensitivity is greater for securities rated investment-grade than it is for securities rated below investment-grade. Duration estimates are based on assumptions by the Adviser and are subject to a number of limitations. Effective duration is calculated based on historical price changes of securities held by the Fund, and therefore is a more accurate estimate of price sensitivity provided interest rates remain within their historical range.

QUALITY RATINGS (% of Total Net Assets)

Lower of Moody’s, S&P, Fitch or Duff & Phelps ratings used.

Adviser’s Assessment of Non-Rated Securities:

AAA	0.0%
AA	1.5
A	0.0
BBB	3.3
BB	10.6
<BB	5.1

Total	20.5%

Information on this page is unaudited.
MARCH 31, 2014	19

SCHEDULE OF INVESTMENTS

March 31, 2014

Sit Tax-Free Income Fund

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

Municipal Bonds - 88.4%

Alabama - 0.2%
285,000	Pell City Special Care Facs. Finance Rev.	5.00	12/1/39	288,055

Alaska - 1.6%
415,000	AK Hsg. Finance Corp. Mtg. Rev.	4.25	12/1/40	414,324
500,000	AK Hsg. Finance Corp. Mtg. Rev. (GO of Corp. Insured)	4.50	12/1/35	507,720
250,000	AK Industrial Dev. & Export Auth. Rev. (Boys & Girls Home) 2, [5,10]	5.50	N/A	112,550
250,000	AK Industrial Dev. & Export Auth. Rev. (GTR Fairbanks Community Hospital Foundation)	5.00	4/1/33	259,730
500,000	Koyukuk Health Facility Rev. (Tanana Chief’s Conf. Health Care)	7.00	10/1/23	539,110
550,000	North Slope Borough Service Area Rev.	5.25	6/30/34	583,990

				2,417,424

Arizona - 1.8%
917,835	AZ Health Facs. Auth. Rev. (New Arizona Family Proj.)	5.25	7/1/27	946,371
150,000	Flagstaff Industrial Dev. Auth. Rev. (Sr. Living Community Proj.)	5.50	7/1/22	147,453
5,000	Pima Co. Industrial Dev. Auth. Education Rev. (AZ Charter Schools Proj.)	6.70	7/1/21	5,011
270,000	Pima Co. Industrial Dev. Auth. Education Rev. (Choice Education & Dev. Corp. Proj.)	6.00	6/1/16	275,125
400,000	Pima Co. Industrial Dev. Auth. Education Rev. (Coral Academy Science Proj.)	6.38	12/1/18	417,368
400,000	Pima Co. Industrial Dev. Auth. Education Rev. (Tucson Country Day School Proj.)	5.00	6/1/22	384,412
500,000	Quechan Indian Tribe of Fort Yuma Rev. (Tribal Economic Dev.)	9.75	5/1/25	561,575

				2,737,315

Arkansas - 0.3%
460,000	Rogers Rev. (Sales & Use Tax)	4.13	11/1/31	473,427

California - 11.4%
500,000	Agua Caliente Band of Cahuilla Indians Rev. [4]	6.00	7/1/18	488,075
250,000	CA Finance Auth. Rev. (Kern Regional Center Proj.) [9]	6.88	5/1/25	281,940
495,000	CA Govt. Finance Auth. Lease Rev. (Placer Co. Transportation Proj.)	6.00	12/1/28	495,564
240,000	CA Hsg. Finance Agy. Home Mtg. Rev.	5.20	8/1/28	242,926
500,000	CA School Facs. Finance Auth. Rev. (Azusa Unified School District) (AGM Insured) [6]	6.00	8/1/29	487,950
250,000	CA Statewide Communities Dev. Auth. Rev. (Lancer Plaza Proj.)	5.13	11/1/23	252,915
500,000	CA Statewide Communities Dev. Auth. Rev. (Provident Group - Pomona Property)	5.60	1/15/36	454,375
100,000	CA Statewide Communities Dev. Auth. Rev. (Sunedison Huntington Beach Solar Proj.)	6.00	1/1/21	102,370
100,000	CA Statewide Communities Dev. Auth. Rev. C.O.P. (Internext Group)	5.38	4/1/30	100,074
400,000	Carlsbad Unified School District G.O. Capital Appreciation [6]	6.13	8/1/31	312,120
500,000	Clovis Unified School District G.O. [6]	6.12	8/1/30	205,660
1,000,000	Colton Joint Unified School District G.O. (AGM Insured) [6]	5.80	8/1/35	700,990
250,000	Eden Township Hospital District C.O.P.	6.00	6/1/25	266,953
500,000	Encinitas Union School District G.O. Capital Appreciation [6]	6.75	8/1/35	372,430
1,000,000	Foothill-Eastern Transportation Corridor Agy. Rev. Ref. (AGM Insured) [6]	5.50	1/15/31	626,960
500,000	Hartnell Community College G.O. [6]	7.00	8/1/34	365,245
1,045,000	Hayward Unified School District G.O. Capital Appreciation (AGM Insured) [6]	5.48	8/1/33	393,223
1,250,000	Healdsburg Unified School District G.O. [6]	4.60	8/1/37	752,525
250,000	Imperial Community College District G.O. Capital Appreciation (AGM Insured) [6]	6.75	8/1/40	262,770
1,100,000	Los Alamitos Unified School District Capital Appreciation C.O.P. [6]	5.95	8/1/34	664,818
500,000	Los Alamitos Unified School District G.O. [6]	6.01	8/1/40	279,800
250,000	Marina Coast Water District Rev.	5.00	6/1/20	277,145
250,000	Martinez Unified School District G.O. [6]	6.13	8/1/35	275,615
1,000,000	Oak Grove School District G.O. [6]	6.96	6/1/41	175,050
2,100,000	Pittsburg CA Unified School District Rev. Capital Appreciation (AGM GO of District Insured) [6]	7.12	9/1/29	875,196
500,000	Placentia-Yorba Linda Unified School District C.O.P. Capital Appreciation (AGM Insured) [6]	6.25	10/1/28	484,425
600,000	Redondo Beach School District G.O. [6]	6.38	8/1/34	595,488

See accompanying notes to financial statements.

20	SIT MUTUAL FUNDS ANNUAL REPORT

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

750,000	Reef-Sunset Unified School District (BAM Insured) [6]	4.85	8/1/38	473,602
350,000	Ripon Unified School District G.O. (BAM Insured) [6]	4.50	8/1/30	277,106
1,000,000	Robla School District G.O. (AGM Insured) [6]	6.51	8/1/36	317,750
500,000	Sacramento Co. Water Financing Auth. Rev. (NATL-RE FGIC Insured) [1]	0.73	6/1/39	350,005
1,000,000	San Bernardino City Unified School District G.O. Capital Appreciation (NATL-RE Insured) [6]	4.72	8/1/29	470,360
90,000	San Bernardino Joint Powers Financing Auth. Rev. (City Hall Proj.) (NATL-RE Insured)	5.60	1/1/15	88,495
350,000	San Gabriel Unified School District (BAM Insured) [6]	5.10	8/1/33	344,312
400,000	San Jose Financing Auth. Rev. (Civic Center Garage Proj.) [9]	5.00	6/1/39	423,804
250,000	South Bayside Waste Management Auth. Rev. (Shoreway Environmental)	6.25	9/1/29	277,397
350,000	Southwest Community Finance Auth. Rev. (Riverside Co. Proj.) [9]	6.00	5/1/24	396,875
515,000	Sulphur Springs Union School District C.O.P. Capital Appreciation (AGM Insured) [6]	6.50	12/1/37	528,802
500,000	Sutter Butte Flood Agency (BAM Insured)	4.00	10/1/38	462,305
600,000	Tracy Joint Unified School District G.O. Capital Appreciation [6]	7.30	8/1/41	317,478
500,000	Tustin Unified School District G.O. Capital Appreciation [6]	6.00	8/1/28	393,510
2,000,000	Twin Rivers Unified School District (BAM Insured) [6]	6.25	8/1/34	600,760
1,000,000	Upland Unified School District G.O. Capital Appreciation [6]	7.00	8/1/41	823,260
500,000	Val Verde Unified School District G.O. Capital Appreciation (AGM Insured) [6]	6.13	8/1/34	349,255

				17,687,678

Colorado - 1.7%
250,000	CO Education & Cultural Facs. Auth. Rev. (CO Springs Charter Academy Proj.)	5.60	7/1/34	253,525
500,000	CO Education & Cultural Facs. Auth. Rev. Ref. (Vail Mountain School Proj.)	6.00	5/1/30	516,660
575,000	CO Hsg. Finance Auth. Multifamily Rev.	3.90	10/1/42	511,440
305,000	CO Hsg. Finance Auth. Single Family Mtg. Rev.	5.50	11/1/29	315,971
625,000	CO Hsg. Finance Auth. Single Family Mtg. Rev. (FHA Insured)	5.00	11/1/34	644,744
350,042	Lyons Rev. (Longmont Humane Society Proj.)	4.75	11/30/16	340,844

				2,583,184

Connecticut - 2.6%
1,000,000	CT Hsg. Finance Auth. Rev.	4.00	11/15/34	995,790
210,000	CT Hsg. Finance Auth. Rev.	5.15	11/15/34	216,390
500,000	CT Hsg. Finance Auth. Rev.	3.75	11/15/35	488,380
500,000	CT Hsg. Finance Auth. Rev.	3.40	11/15/42	419,760
1,000,000	CT Hsg. Finance Auth. Rev.	3.65	11/15/47	879,890
500,000	CT Hsg. Finance Auth. Rev. (GO of Auth.)	4.75	11/15/35	517,930
425,000	CT Hsg. Finance Auth. Rev. (GO of Auth.)	4.90	11/15/36	444,996

				3,963,136

Delaware - 0.2%
310,000	Millsboro Special Obligation Rev. (Plantation Lakes Dev. District)	5.45	7/1/36	237,720

Florida - 8.0%
385,000	Alachua County Health Facs. Auth. Rev. (Oak Hammock University)	8.00	10/1/32	439,239
500,000	Alachua County Health Facs. Auth. Rev. (Terraces Bonita Springs District)	7.13	11/15/16	500,835
400,000	Bay Co. Educational Facs. Rev. (Bay Haven Charter Academy, Inc.)	5.00	9/1/33	371,344
500,000	Bay Co. Educational Facs. Rev. (Bay Haven Charter)	5.25	9/1/30	482,385
410,000	Boynton Beach Rev. (Charter Schools Boynton Beach, Inc.)	6.25	6/1/27	383,444
335,000	Capital Trust Agy. Rev. (Golf Villas, Rivermill, and Village Square Apartments Proj.) 2, [5,10]	4.75	N/A	190,836
1,000,000	Capital Trust Agy. Rev. (Golf Villas, Rivermill, and Village Square Apartments Proj.) 2, [5]	5.88	6/1/38	569,660
350,000	Collier Co. Industrial Dev. Auth. Rev. (Arlington of Naples Proj.) [4]	6.50	5/15/20	350,791
250,000	Collier Co. Industrial Dev. Auth. Rev. (Arlington of Naples Proj.) [4]	7.25	5/15/26	256,455
415,000	Collier Co. Industrial Dev. Auth. Rev. (NCH Healthcare System Proj.)	6.25	10/1/39	457,413
100,000	Fiddlers Creek Community Dev. District No. 2 Special Assessment Rev. 2, [5,10]	5.75	N/A	52,014

See accompanying notes to financial statements.

MARCH 31, 2014	21

SCHEDULE OF INVESTMENTS

March 31, 2014

Sit Tax-Free Income Fund (Continued)

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

400,000	FL Dev. Fin. Corp. (Renaissance Charter School Proj.)	6.38	12/15/25	408,320
240,000	FL Hsg. Finance Corp. (GNMA/FNMA Collateralized)	5.00	7/1/26	241,877
270,000	FL Hsg. Finance Corp. (GNMA/FNMA/FHLMC Collateralized)	5.00	7/1/39	287,906
135,000	Gramercy Farms Community Dev. District Special Assessment 2, [5]	5.10	5/1/14	1
535,000	Gramercy Farms Community Dev. District Special Assessment [6]	3.24	5/1/39	70,657
500,000	Lake Ashton Community Dev. District Cap. Improvement Special Assessment Rev. 2, 5, [10]	5.00	N/A	165,000
250,000	Lakewood Ranch Stewardship District Cap. Improvement Special Assesment Rev. (Country Club East Proj.)	6.70	5/1/33	256,473
500,000	Lakewood Ranch Stewardship District Cap. Improvement Special Assesment Rev. (Lakewood Center)	7.40	5/1/30	598,825
250,000	Lee Co. Tourist Development Tax Rev.	4.00	10/1/38	232,965
250,000	Lexington Oaks Community Dev. District Special Assessment Rev.	5.65	5/1/33	256,505
250,000	Magnolia Creek Community Dev. District Rev. 2, [5]	5.60	5/1/14	86,208
230,000	New River Community Dev. District Cap. Improvement Special Assessment Rev. 2, [5,10]	5.00	N/A	2
120,000	New River Community Dev. District Cap. Improvement Special Assessment Rev.	5.00	5/1/15	117,216
275,000	New River Community Dev. District Cap. Improvement Special Assessment Rev.	5.00	5/1/18	145,505
350,000	New River Community Dev. District Cap. Improvement Special Assessment Rev. [6]	5.75	5/1/38	149,793
135,000	New River Community Dev. District Cap. Improvement Special Assessment Rev.	5.75	5/1/38	107,804
500,000	Port St. Lucie Research Foundation Rev. (Vaccine Gene Therapy Inst.)	5.00	5/1/33	520,445
750,000	Sarasota Co. Health Facs. Auth. Retirement Rev. Ref. (Village on the Isle)	5.50	1/1/27	782,925
500,000	Seminole Tribe Special Obligation Rev. [4]	5.50	10/1/24	525,940
250,000	Seven Oaks Community Dev. District Special Assessment Rev.	5.50	5/1/33	252,095
250,000	Silverleaf Community Dev. District Special Assessment.	6.75	5/1/44	251,725
1,000,000	St. Petersburg Public Utility Rev.	4.00	10/1/42	933,850
615,000	Tallahassee Health Facs. Rev. (Memorial Health Care Proj.)	6.38	12/1/30	617,091
295,000	Tolomato Community Dev. District Special Assessment [2,5]	6.38	5/1/17	177,224
105,000	Tolomato Community Dev. District Special Assessment [2,5]	6.38	5/1/17	1
95,000	Tolomato Community Dev. District Special Assessment	6.38	5/1/17	92,429
5,000	Tolomato Community Dev. District Special Assessment [2,5]	6.38	5/1/17	4,972
40,000	Tolomato Community Dev. District Special Assessment [6]	6.61	5/1/39	29,240
85,000	Tolomato Community Dev. District Special Assessment [6]	6.61	5/1/40	50,613
45,000	Tolomato Community Dev. District Special Assessment [6]	6.61	5/1/40	19,828
500,000	Viera East Community Dev. District Special Assessment Rev. Ref.	5.00	5/1/26	481,545
10,000	Waters Edge Community Dev. District Cap. Improvement Rev.	5.35	5/1/39	9,510
610,000	Waters Edge Community Dev. District Cap. Improvement Rev. [6]	6.64	5/1/39	375,870
450,000	Zephyr Ridge Community Dev. District Special Assessment Rev. 2, [5,10]	5.25	N/A	176,899

				12,481,675

Georgia - 2.4%
1,240,000	East Point Tax Allocation	8.00	2/1/26	1,242,145
1,280,000	GA Housing & Finance Authority Rev.	3.80	12/1/37	1,218,394
1,000,000	GA Housing & Finance Authority Rev.	4.00	12/1/37	974,540
300,000	GA State Environmental Loan Acquisition Corp. Rev.	5.13	2/15/31	324,774

				3,759,853

Idaho - 1.3%
500,000	ID Health Facs. Authority Rev. (Terraces Boise Proj.)	6.00	10/1/21	500,070
250,000	ID Health Facs. Authority Rev. (Terraces Boise Proj.)	7.00	10/1/24	255,590
250,000	ID Health Facs. Authority Rev. (Terraces Boise Proj.)	7.38	10/1/29	253,185
570,000	ID Hsg. & Fin. Assoc. Nonprofit Facs. Rev. (Compass Public Charter School Proj.)	5.50	7/1/30	547,474
500,000	ID Hsg. & Fin. Assoc. Nonprofit Facs. Rev. (Idaho Arts Charter School Proj.)	5.75	12/1/32	485,485

				2,041,804

See accompanying notes to financial statements.

22	SIT MUTUAL FUNDS ANNUAL REPORT

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

Illinois - 7.2%
500,000	Bellwood G.O.	5.88	12/1/27	462,550
500,000	Bureau Co. Township High School Dist. No. 502 G.O. (BAM Insured)	6.25	12/1/33	566,680
400,000	Chicago Motor Fuel Tax Revenue Rev. (AMBAC Insured)	5.25	1/1/28	401,396
375,000	Chicago Board of Education G.O.	5.50	12/1/39	382,721
500,000	Chicago Midway Airport Rev. Ref. (Second Lien)	5.25	1/1/35	527,580
1,000,000	Dekalb, Kane & Lasalle Counties Comm. College Dist. No. 523 G.O. Capital Appreciation [6]	6.58	2/1/30	429,730
265,000	IL C.O.P. (NATL-RE Insured)	5.80	7/1/17	265,482
250,000	IL Fin. Auth. Rev. (Benedictine University Proj.)	6.25	10/1/33	264,745
300,000	IL Fin. Auth. Rev. (Lutheran Home & Services)	5.50	5/15/27	298,869
750,000	IL Fin. Auth. Rev. (Noble Network Charter Schools) (ACA Insured)	5.00	9/1/27	748,515
500,000	IL Fin. Auth. Rev. (Peace Village)	5.25	8/15/23	502,170
370,000	IL Fin. Auth. Rev. (UNO Charter School Network)	6.88	10/1/31	411,910
1,000,000	IL Fin. Auth. Sports Facs. Rev. (North Shore Ice Arena Proj.)	6.25	12/1/38	472,610
500,000	IL Fin. Auth. Sports Facs. Rev. (United Sports Organizations of Barrington Proj.) 2, [4,5]	6.13	10/1/27	19,940
500,000	IL Fin. Auth. Sports Facs. Rev. (United Sports Organizations of Barrington Proj.) 2, [4,5]	6.25	10/1/37	19,940
300,000	IL G.O	5.25	2/1/31	319,173
250,000	IL G.O.	5.50	7/1/33	268,728
380,000	IL Housing Dev. Auth. (AMBAC GO of Authority Insured)	4.50	7/1/47	369,831
350,000	IL Housing Dev. Auth. Rev. (Evergreen Towers)	4.95	7/1/34	364,746
770,000	IL Sports Facs. Auth. (AMBAC Insured)	5.00	6/15/32	770,254
250,000	Lake Co. Community Consolidated School District No. 50 Woodland G.O.	5.63	1/1/26	283,123
40,000	Lombard Public Facs. Corp. Rev. First Tier (Conference Center & Hotel Proj.)	6.38	1/1/15	26,197
1,000,000	Lombard Public Facs. Corp. Rev. First Tier (Conference Center & Hotel Proj.) 2, [5]	5.25	1/1/36	360,420
335,000	Macon & Moultrie Counties Community Unit School District No. 3 Mt Zion G.O	5.50	12/1/41	360,731
250,000	Macon County School District No. 61 Decatur G.O. (AGM Insured)	5.25	1/1/37	265,123
1,921,000	Malta Tax Allocation Rev. 2, [5]	5.75	12/30/25	954,506
818,000	Manhattan Special Service Area Special Tax No. 07-6 (Groebe Farm-Stonegate) 2, [5]	5.75	3/1/22	163,764
560,000	Southwestern IL Dev. Auth. Tax Allocation Ref. (Local Govt. Program)	7.00	10/1/22	452,194
250,000	West Chicago Park District G.O (AGM Insured)	5.25	12/1/29	264,665
685,000	Westmont Park District G.O. [6]	6.03	12/1/32	237,291

				11,235,584

Indiana - 2.4%
700,000	Carmel Multifamily Hsg. Rev. (Barrington Carmel Proj.)	6.00	11/15/22	723,478
300,000	Damon Run Conservancy Dist. G.O. (St Intercept Insured)	6.10	7/1/25	319,962
385,000	Hammond Local Public Improvement Bond Bank	6.50	8/15/25	391,857
250,000	Hammond Local Public Improvement Bond Bank	6.50	8/15/30	253,538
400,000	IN Finance Auth. Rev. (BHI Senior Living)	6.00	11/15/41	405,512
500,000	IN Finance Auth. Rev. (Community Foundation of Northwest Indiana)	5.00	3/1/41	505,515
350,000	IN Finance Auth. Rev. (Educational Facility Indianapolis)	4.00	2/1/31	340,326
300,000	IN Health & Educational Fac. Fin. Auth. Rev. (Clarian Health Obligation)	5.00	2/15/39	303,456
210,000	IN Health & Educational Fac. Fin. Auth. Rev. (Schneck Memorial Hospital)	5.25	2/15/30	212,449
250,000	St. Joseph Co. Health Facs. Rev. (Holy Cross Village) [1]	6.25	5/15/39	252,972
340,554	St. Joseph Co. Hospital Auth. Health Facs. Rev. (Madison Center) 2, [5]	5.25	2/15/28	36,497

				3,745,562

Iowa - 0.8%
500,000	IA Fin. Auth. Health Care Facs. Rev. (Genesis Health System)	5.50	7/1/33	544,165
500,000	IA Fin. Auth. Midwestern District Rev. (Iowa Fertilizer Co. Proj.)	5.50	12/1/22	499,960
250,000	IA Student Loan Liquidity Corp. Rev.	5.80	12/1/31	258,498

				1,302,623

See accompanying notes to financial statements.

MARCH 31, 2014	23

SCHEDULE OF INVESTMENTS

March 31, 2014

Sit Tax-Free Income Fund (Continued)

Principal		Coupon	Maturity	Fair
Amount ($)	Name of Issuer	Rate (%)	Date	Value ($)

Kansas - 0.9%
380,000	Wichita Health Care Facs. Rev. (Larksfield Place)	7.13	12/15/36	391,130
500,000	Wichita Health Care Facs. Rev. (Presbyterian Manors, Inc.)	6.25	5/15/34	507,100
500,000	Wyandotte Co./Kansas City Board of Public Utility Rev. (Office Building Complex) (NATL-RE Insured)	5.00	5/1/21	501,820

				1,400,050

Kentucky - 0.3%
425,000	Pikeville Hospital Rev. Ref. (Pikeville Medical Center)	6.50	3/1/41	472,090

Louisiana - 2.1%
106,155	Denham Springs/Livingston Hsg. & Mtg. Finance Auth. Rev. (GNMA/FHLMC Collateralized)	5.00	11/1/40	108,037
450,000	Jefferson Parish Finance Auth. Single Family Mtg. Rev. (GNMA/FHLMC Collateralized)	5.00	6/1/38	469,206
160,000	LA Hsg. Fin. Agy. Single Family Mtg. Rev. (Home Ownership Program) (GNMA/FHLMC Collateralized)	6.00	12/1/28	168,101
840,000	LA Hsg. Fin. Agy. Single Family Mtg. Rev. (Home Ownership Program) (GNMA/FHLMC Collateralized)	5.70	12/1/38	892,315
335,000	LA Hsg. Fin. Agy. Single Family Mtg. Rev. (Mtg. Backed Sec. Prog.) (GNMA/FHLMC Collateralized)	4.60	6/1/29	354,376
250,000	LA Public Facs. Auth. Rev. (Belle-Chase Educational Foundation Proj.) (NATL-RE Insured)	6.50	5/1/31	266,145
705,000	LA Public Facs. Auth. Rev. (Tulane Univ. Proj.) (NATL-RE Insured) [1]	0.86	2/15/36	611,115
250,000	LA Tobacco Settlement Financing Corp. Rev.	5.50	5/15/30	267,372
63,000	Lafayette Public Finance Auth. Single Family Mortgage-Backed Rev. (GNMA/FHLMC Collateralized)	5.35	1/1/41	64,499

				3,201,166

Maine - 0.8%
500,000	ME Health & Higher Educational Facs. Auth. Rev. (ME General Medical Center)	7.50	7/1/32	567,055
500,000	ME Hsg. Auth. Rev.	3.60	11/15/36	444,355
250,000	ME Hsg. Auth. Rev.	4.50	11/15/37	254,643

				1,266,053

Maryland - 1.0%
500,000	Howard Co. Housing Commission Rev. (Verona Oakland Mills Proj.)	5.00	10/1/28	521,215
235,000	MD Community Dev. Administration Rev.	5.13	9/1/30	250,099
900,000	Montgomery Co. Housing Opportunites Commission Rev.	4.00	7/1/38	849,177

				1,620,491

Massachusetts - 2.3%
340,000	MA Education Finance Auth. Education Rev.	5.15	1/1/26	352,213
250,000	MA Housing Finance Agy. Rev.	3.50	12/1/31	230,970
250,000	MA Housing Finance Agy. Rev.	4.75	6/1/35	258,263
1,250,000	MA Housing Finance Agy. Rev.	3.45	12/1/37	1,078,063
500,000	MA Housing Finance Agy. Rev. (FHA Insured)	5.30	12/1/38	526,525
1,250,000	MA Housing Finance Agy. Rev. (GNMA/FNMA/FHLMC Collateralized)	3.90	12/1/38	1,161,788

				3,607,822

Michigan - 2.0%
240,000	Allen Academy Rev.	5.25	6/1/17	243,334
975,000	MI Hospital Finance Auth. Rev. Ref. (Presbyterian Village)	5.25	11/15/25	941,226
250,000	MI Hsg. Dev. Auth. (GO of Authority Insured)	4.63	10/1/41	251,245
500,000	MI Public Education Facs. Auth. Ltd. Rev. Ref. (Nataki Talibah Proj.) (Q-SBLF Insured)	6.25	10/1/23	474,625
270,000	MI Public Education Facs. Auth. Rev. Ref. (Bradford Proj.) [4]	6.00	9/1/16	175,492
285,000	MI Tobacco Settlement Finance Auth. Sr. Rev.	5.13	6/1/22	244,655
300,000	Oakland County Economic Development Corp. Rev. (Roman Catholic Archdiocese Proj.)	6.50	12/1/20	314,142
250,000	Saline Economic Dev. Corp. Rev. (Evangelical Homes Proj.)	5.25	6/1/32	238,850
250,000	Universal Academy Michigan Public School Rev.	6.50	12/1/23	249,970

				3,133,539

See accompanying notes to financial statements.

24	SIT MUTUAL FUNDS ANNUAL REPORT

Principal		Coupon	Maturity	Fair
Amount ($)	Name of Issuer	Rate (%)	Date	Value ($)

Minnesota - 1.7%
1,891,515	Intermediate School District 287 Lease Rev.	5.30	11/1/32	1,895,941
260,000	MN Hsg. Fin. Agy. Mtg. Rev. (Mtg. Backed Securities Program) (GNMA/FNMA Collateralized)	4.40	7/1/32	275,322
455,000	MN Hsg. Fin. Agy. Residential Hsg. Rev.	5.10	1/1/40	469,323

				2,640,586

Mississippi - 0.4%
500,000	D’Iberville Tax Increment Rev. (Gult Coast Promenade Proj.)	4.75	4/1/33	478,865
120,000	MS Home Corp. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	6.75	6/1/39	121,132

				599,997

Missouri - 1.1%
500,000	Chillicothe Tax Increment Rev. (South U.S. 65 Proj.)	5.63	4/1/27	443,125
250,000	Independence 39th St. Transportation District Rev. Ref. & Improvement	6.88	9/1/32	255,995
400,000	Kansas City Industrial Dev. Auth. Rev. (Kansas City Pkg. LLC)	5.45	9/1/23	414,492
320,000	Kirkwood Industrial Dev. Auth. Rev. (Aberdeen Heights)	8.00	5/15/21	371,530
473,793	Moberly Industrial Dev. Auth. (Annual Appropriation Proj.) 2, [5]	6.00	9/1/24	32,891
250,000	St. Louis Co. Industrial Dev. Auth. Rev. (Nazareth Living Center)	5.88	8/15/32	241,275

				1,759,308

Montana - 0.8%
450,000	MT Board of Housing Single Family Rev. (FHA Insured)	3.75	12/1/38	428,369
170,000	MT Board of Housing Single Family Rev. (GO of BRD Insured)	4.70	12/1/26	173,970
592,966	MT Facs. Finance Auth. Rev. (Great Falls Pre-Release Services Proj.)	5.08	4/1/21	631,545

				1,233,884

Nebraska - 0.1%
410,000	Mead Village Tax Allocation Rev. (E3 Biofuels - Mead LLC Proj.) 2, [5,10]	5.13	N/A	190,966

Nevada - 0.8%
135,000	Clark Co. Economic Dev. Rev. (Alexander Dawson School Proj.)	5.38	5/15/33	135,500
750,000	Las Vegas Redev. Agy. Tax Allocation Rev.	7.50	6/15/23	859,245
220,000	NV Hsg. Dev. Single Family Mtg. Program Mezzanine (GNMA/FNMA/FHLMC Collateralized)	5.10	10/1/40	227,643

				1,222,388

New Hampshire - 0.8%
890,000	Manchester Hsg. & Redev. Auth. Rev. (ACA Insured)	6.75	1/1/15	888,594
400,000	NH Health & Educ. Facs. Auth. Rev. (Wentworth Douglas Hospital)	6.00	1/1/34	430,464

				1,319,058

New Jersey - 1.4%
450,000	NJ Economic Dev. Auth. Rev. Ref. (United Methodist Home Obligation)	5.00	7/1/34	453,614
150,000	NJ Higher Education Assistance Auth. Student Loan Rev.	5.00	12/1/28	159,234
560,000	NJ Hsg. & Mtg. Finance Agy. Rev.	5.05	10/1/39	577,954
550,000	NJ Hsg. & Mtg. Finance Agy. Rev. (Mciver Homes Hsg. Proj.) (FHLMC Collateralized)	3.60	1/1/30	506,253
400,000	NJ Hsg. & Mtg. Finance Agy. Single Family Mtg. Rev.	4.50	10/1/30	415,476

				2,112,531

New Mexico - 1.4%
465,000	NM Mtg. Fin. Auth. Single Family Mtg. Rev. (FHA Insured)	3.90	9/1/42	427,484
305,000	NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	4.80	9/1/29	319,097
270,000	NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	5.35	9/1/30	285,036
595,000	NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	5.25	9/1/34	628,897
505,000	NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	4.13	9/1/42	485,754

				2,146,268

See accompanying notes to financial statements.

MARCH 31, 2014	25

SCHEDULE OF INVESTMENTS

March 31, 2014

Sit Tax-Free Income Fund (Continued)

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

New York - 4.3%
250,000	Albany Capital Resource Corp. Rev. (The College of Saint Rose)	5.63	7/1/31	265,310
350,000	Hempstead Town Local Development Corp. Rev. (Hofstra University Proj.)	4.00	7/1/33	349,993
250,000	New York City Housing Development Corp. Multifamily Mtg. Rev.	4.60	11/1/36	255,602
500,000	New York City Housing Development Corp. Rev.	3.80	11/1/37	465,270
750,000	New York City Municipal Water Finance Authority	5.00	6/15/38	807,240
500,000	NY Mortgage Agency Rev.	3.70	10/1/38	459,820
455,000	NY Mortgage Agency Rev.	4.13	10/1/40	446,719
200,000	NY Mortgage Agency Rev.	3.75	10/1/42	179,600
480,000	NY Mortgage Agency Rev.	4.75	10/1/42	490,608
200,000	NY State Dormitory Auth. Rev. Ref. (Miriam Osborne Memorial Home)	5.00	7/1/42	205,840
590,000	NY State Housing Finance Agency Rev. (Affordable Hsg. Proj.)	3.75	11/1/37	546,316
400,000	NY State Housing Finance Agency Rev. (Affordable Hsg. Proj.)	4.88	11/1/42	412,644
880,000	NY State Housing Finance Agency Rev. (Affordable Hsg. Proj.)	3.85	11/1/44	792,202
1,000,000	NY State Housing Finance Agency Rev. (Affordable Hsg. Proj.) (SOYMNA Insured)	4.10	5/1/48	939,010

				6,616,174

North Dakota - 0.3%
500,000	ND Housing Finance Agency Rev.	5.00	7/1/33	530,885

Ohio - 1.4%
815,000	Cleveland-Cuyahoga Co. Port Auth. Dev. Rev. (St. Clarence Proj.)	6.00	5/1/21	798,195
666,600	Cuyahoga Co. Hsg. Mtg. Sr. Rev. (R H Myers Apts. Proj.) (GNMA Collateralized)	5.70	3/20/42	706,596
550,000	Lucas Co. Hospital Rev. (Promedica Health Care Proj.)	6.50	11/15/37	645,062

				2,149,853

Oklahoma - 0.6%
300,000	Citizen Potawatomi Nation Sr. Obligation Tax Rev.	6.50	9/1/16	292,056
525,000	Fort Sill Apache Tribe Economic Dev. Auth. [4]	8.50	8/25/26	575,726

				867,782

Oregon - 1.3%
350,000	Clackamas Co. Hsg. Auth. Rev. (Easton Ridge Apts. Proj.)	3.50	9/1/33	315,095
250,000	Forest Grove Rev. (Campus Improvement-Pacific Unv. Proj.)	5.25	5/1/34	259,490
485,000	OR Hsg. & Community Services Dept. Rev. (Single Family Mtg. Program)	4.00	7/1/38	462,491
350,000	Port of Morrow G.O.	4.00	6/1/32	314,716
315,000	Western Generation Agy. Rev. (Wauna Cogeneration Proj.)	5.00	1/1/21	311,957
300,000	Western Generation Agy. Rev. (Wauna Cogeneration Proj.)	5.00	1/1/21	297,102

				1,960,851

Pennsylvania - 3.7%
225,000	Allegheny Co. Industrial Dev. Auth. Charter School Rev. (Propel Charter-McKeesport)	5.90	8/15/26	231,226
480,000	Butler Co. General Authority Rev. (School District Proj.) (AGM GO of District) [1]	0.86	10/1/34	373,229
250,000	Central Bradford Progress Auth. Rev. (Guthrie Healthcare System)	5.50	12/1/31	272,640
250,000	Erie Co. Hospital Auth. Rev. (St. Vincent Health Center Proj.)	7.00	7/1/27	262,905
600,000	Geisinger Auth. Health System Rev. (Geisinger Health System Proj.) [1]	0.93	5/1/37	462,330
245,000	Lehigh Co. General Purpose Auth. Rev. (Saint Luke’s Bethlehem) [1]	1.18	8/15/42	179,355
500,000	Luzerne Co. G.O. (AGM Insured)	7.00	11/1/26	569,675
500,000	PA Housing Finance Agy. Single Family Mtg. Rev. (GO of Agency Insured)	4.85	10/1/37	511,315
370,000	PA Hsg. Finance Agy. Rev.	3.65	10/1/37	329,111
500,000	PA Hsg. Finance Agy. Rev. (GO of Agency Insured)	4.63	10/1/29	514,835
180,000	PA Hsg. Finance Agy. Single Family Mtg. Rev. (GO of Agency Insured)	4.75	10/1/39	187,137
500,000	PA Turnpike Commission Rev. Capital Appreciation [6]	5.13	12/1/35	487,575
1,250,000	PA Turnpike Commission Rev. Capital Appreciation [6]	5.00	12/1/38	1,046,987

See accompanying notes to financial statements.

26	SIT MUTUAL FUNDS ANNUAL REPORT

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

250,000	Philadelphia Authority for Industrial Dev. Rev. (Tacony Academy Charter School Proj.)	6.13	6/15/23	251,280

				5,679,600

Puerto Rico - 1.1%
500,000	Puerto Rico Electric Power Auth. Rev. [1]	0.84	7/1/25	337,495
335,000	Puerto Rico Ind. Medical & Environmental Pollution Control Facs. Fing. Auth. Rev. (American Home Proj.) [1]	5.10	12/1/18	335,258
250,000	Puerto Rico Public Improvement G.O. (AGM Insured)	5.50	7/1/27	244,122
300,000	Puerto Rico Sales Tax Financing Corp. Rev.	6.00	8/1/39	246,351
250,000	Puerto Rico Sales Tax Financing Corp. Rev.	5.25	8/1/40	210,820
500,000	Puerto Rico Sales Tax Financing Corp. Rev. [1]	1.09	8/1/57	303,940

				1,677,986

Rhode Island - 0.3%
235,000	RI Hsg. & Mortgage Finance Corp. Rev.	3.45	4/1/35	204,311
250,000	RI Hsg. & Mortgage Finance Corp. Rev.	3.90	10/1/37	231,460

				435,771

South Carolina - 0.6%
390,000	SC Education Assistance Auth. Student Loan Rev.	5.10	10/1/29	411,976
76,190	SC Jobs Economic Dev. Auth. Health Care Facs. Rev. (Woodlands at Furman Proj.) [6]	0.04	11/15/47	770
500,000	SC Public Service Auth. Rev. (Santee Cooper)	5.75	12/1/43	565,265

				978,011

Tennessee - 0.5%
495,000	Metro Govt. Nashville & Davidson Co. Health & Education Facs. Rev. (Prestige Proj.) 2, [5]	7.50	12/20/40	247,470
1,850,000	Shelby Co. Health, Education & Hsg. Facs. Rev. (CME Memphis Apts. Proj.) 2, [5]	5.35	1/1/19	111,037
7,875,000	Shelby Co. Health, Education & Hsg. Facs. Rev. (CME Memphis Apts. Proj.) 2, [5]	5.55	1/1/29	472,657
1,630,000	Shelby Co. Health, Education & Hsg. Facs. Rev. (CME Memphis Apts. Proj.) 2, [5]	6.00	1/1/29	16

				831,180

Texas - 6.4%
1,000,000	Arlington Higher Education Finance Corp., Education Rev. (Arlington Classics Academy)	7.00	8/15/28	1,041,490
250,000	Bexar Co. Hsg. Fin. Corp. Rev. (Dymaxion & Marbach Park Apts. Proj.) (NATL-RE Insured)	6.10	8/1/30	252,420
1,000,000	Bexar Co. Rev. (Venue Proj.)	5.00	8/15/39	1,035,920
500,000	Dallas/Fort Worth International Airport Rev. (JT Improvement)	5.25	11/1/37	541,870
1,639,349	Galveston Cnty Municipal Utility Dist No 52 BANS Series 2014A [10]	6.50	N/A	1,307,381
600,000	Harris Co. Cultural Education Facs. Finance Corp. Rev. (Space Center Houston Proj.) [4]	6.75	8/15/21	652,356
420,000	Harris Co. Housing Finance Corp. Rev. (FHA/VA/VEREX Mtgs.) [6]	10.34	10/15/15	353,350
250,000	Houston Hotel Occupancy Tax Rev. ( Convention & Entmt. Facs.)	5.00	9/1/28	250,825
500,000	Newark Cultural Education Facs. Finance Corp. Rev. (A.W. Brown-Fellowship Leadership)	6.00	8/15/32	519,335
400,000	Red River Health Facs. Dev. Corp. Rev. (MRC Crossings Proj.)	6.13	11/15/20	400,364
250,000	Red River Health Facs. Dev. Corp. Rev. (MRC Crossings Proj.)	7.50	11/15/34	250,513
300,000	Red River Health Facs. Dev. Corp. Rev. (Wichita Falls Retirement Foundation)	5.50	1/1/32	291,372
250,000	Tarrant Co. Cultural Education Facs. Fin. Rev. (Mirador Proj.)	7.75	11/15/19	248,290
250,000	Texas State Turnpike Auth. Rev. Capital Appreciation (AMBAC Insured) [6]	6.02	8/15/37	61,472
135,000	Travis Co. Health Facs. Dev. Corp. Rev. (First Mortgage - Longhorn Village Proj.)	5.50	1/1/17	135,196
500,000	Travis Co. Health Facs. Dev. Corp. Rev. (First Mortgage - Longhorn Village Proj.)	6.00	1/1/22	521,035
250,000	Travis Co. Health Facs. Dev. Corp. Rev. (Westminster Manor)	6.25	11/1/16	250,415
500,000	TX Grand Parkway Transportation Corp. Rev. [6]	5.50	10/1/35	326,645
500,000	TX Municipal Gas Acquisition & Supply Corp. I Sr. Lien Rev. [1]	1.61	12/15/26	426,405
300,000	TX Municipal Gas Acquisition & Supply Corp. II Rev. [1]	1.03	9/15/27	250,941
750,000	TX Private Activity Surface Transportation Corp. Rev. (LBJ Infrastructure)	7.50	6/30/33	869,992

				9,987,587

See accompanying notes to financial statements.

MARCH 31, 2014	27

SCHEDULE OF INVESTMENTS

March 31, 2014

Sit Tax-Free Income Fund (Continued)

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

Utah - 0.7%
255,000	UT Hsg. Corp. Single Family Mtg. Rev.	5.75	1/1/33	274,125
425,000	UT Hsg. Corp. Single Family Mtg. Rev.	4.60	7/1/34	435,408
400,000	Utah Charter School Finance Auth. Rev. (Entheos Academy)	6.50	10/15/33	414,564

				1,124,097

Virginia - 2.3%
500,000	Farms New Kent Community Dev. Auth. Special Assessment 2, [5]	5.13	3/1/36	258,920
550,000	VA Hsg. Dev. Auth. Rev. (Commonwealth Mtg.)	4.80	7/1/38	577,802
500,000	VA Hsg. Dev. Auth. Rev. (Commonwealth Mtg.)	4.75	10/1/38	521,670
500,000	VA Hsg. Dev. Auth. Rev. (Commonwealth Mtg.)	4.75	10/1/38	521,670
500,000	VA Hsg. Dev. Auth. Rev. (Commonwealth Mtg.)	5.10	10/1/38	527,500
400,000	VA Hsg. Dev. Auth. Rev. (Rental Hsg. Proj.)	4.13	7/1/33	402,760
500,000	VA Hsg. Dev. Auth. Rev. (Rental Hsg. Proj.)	5.00	12/1/39	517,905
250,000	VA Hsg. Dev. Auth. Rev. (Rental Hsg. Proj.) (GO of Auth. Insured)	4.60	12/1/38	257,802

				3,586,029

Washington - 1.9%
275,000	Kalispel Tribe Indians Priority District Rev.	6.20	1/1/16	271,912
200,000	WA Hsg. Fin. Commission Multi Family Mtg. Rev. (Emerald Heights Proj.)	5.00	7/1/33	205,502
500,000	WA Hsg. Fin. Commission Multi Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	3.50	12/1/33	459,745
400,000	WA Hsg. Fin. Commission Multi Family Mtg. Rev. (Non-profit Hsg.)	6.00	10/1/22	407,996
300,000	WA Hsg. Fin. Commission Multi Family Mtg. Rev. (Rockwood Retmnt Cmnyts Proj.) [4]	6.00	1/1/24	303,276
650,000	WA Hsg. Fin. Commission Multi Family Mtg. Rev. (Skyline at First Hill Proj.)	5.25	1/1/17	646,991
500,000	WA Hsg. Fin. Commission Multi Family Mtg. Rev. (Skyline at First Hill Proj.)	5.63	1/1/27	473,180
235,000	WA Hsg. Fin. Commission Single Family Mtg. Rev. (GNMA/FNMA Collateralized)	4.60	10/1/33	244,261

				3,012,863

West Virginia - 0.2%
250,000	WV Hsg. Dev. Fund Rev.	4.50	11/1/31	260,290

Wisconsin - 1.7%
250,000	WI General Fund Rev. Appropriation Rev.	6.00	5/1/27	290,830
500,000	WI Health & Education Facs. Auth. Rev. (Three Pillars Senior Living)	5.00	8/15/43	496,920
250,000	WI Public Finance Auth. Rev. (Glenridge Palmer Ranch Proj.)	7.00	6/1/20	279,035
500,000	WI Public Finance Auth. Rev. (Glenridge Palmer Ranch Proj.)	8.25	6/1/46	561,540
340,000	WI Public Finance Auth. Rev. (Horizon Academy West Charter School)	5.25	9/1/22	332,081
250,000	WI Public Finance Auth. Rev. (Roseman University Health Sciences)	5.00	4/1/22	251,802
500,000	WI Public Finance Auth. Rev. (Roseman University Health Sciences)	5.50	4/1/32	488,285

				2,700,493

Wyoming - 1.3%
650,000	WY Community Dev. Auth. Rev.	3.75	12/1/32	628,745
1,000,000	WY Community Dev. Auth. Rev.	4.25	12/1/37	1,001,250
425,000	WY Community Dev. Auth. Rev.	4.05	12/1/38	402,114

				2,032,109

Total Municipal Bonds (cost: $155,669,195)				137,312,798

See accompanying notes to financial statements.

28	SIT MUTUAL FUNDS ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)

Closed-End Mutual Funds - 5.9%
49,700	BlackRock Long-Term Municipal Advantage Trust (BTA)	539,245
54,000	BlackRock MuniHoldings Florida Insured Fund (MFL)	723,600
47,500	BlackRock MuniYield Florida Fund (MYF)	672,125
70,100	BlackRock MuniYield Insured Fund (MYI)	953,360
23,000	BlackRock MuniYield Michigan Insured Fund II (MYM)	286,350
208,600	DWS Municipal Income Trust (KTF)	2,724,316
18,400	Invesco Municipal Opportunity Trust (VMO)	224,486
35,700	Invesco Van Kampen Advantage Muni Income Trust (VKI)	392,343
32,389	Invesco Van Kampen Trust for Investment Grade Municipals (VGM)	414,579
36,123	Managed Duration Investment Grade Municipal Fund (MZF)	465,264
21,500	Nuveen Premier Municipal Income Fund (NPF)	282,510
114,332	Nuveen Premium Income Fund (NPM)	1,530,905

Total Closed-End Mutual Funds (cost: $8,862,629)		9,209,083

Short-Term Securities - 4.9%
7,516,365	Dreyfus Tax-Exempt Cash Management Fund, 0.004%
Total Short-Term Securities (cost: $7,516,365)		7,516,365

Total Investments in Securities - 99.2% (cost: $172,048,189)		154,038,246
Other Assets and Liabilities, net - 0.8%		1,266,196

Total Net Assets - 100.0%		$155,304,442

[1]	Variable rate security. Rate disclosed is as of March 31, 2014.

[2]	Securities considered illiquid by the Investment Adviser. The total value of such securities as of March 31, 2014 was $4,404,391 and represented 2.8% of net assets.

[4]	144A Restricted Security. The total value of such securities as of March 31, 2014 was $3,367,991 and represented 2.2% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[5]	The issuer is in default of certain debt covenants. Income is not being accrued. The total value of such securities as of March 31, 2014 was $4,404,391 and represented 2.8% of net assets.

[6]	Zero coupon or convertible capital appreciation bond, for which the rate disclosed is either the effective yield on purchase date or the coupon rate to be paid upon conversion to coupon paying, respectively.

[9]	Municipal Lease Security. The total value of such securities as of March 31, 2014 was $1,102,619 and represented 0.7% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[10]	Securities with a “N/A” maturity date have passed their stated maturity date and have pending restructuring arrangements.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

See accompanying notes to financial statements.

MARCH 31, 2014	29

SCHEDULE OF INVESTMENTS

March 31, 2014

Sit Tax-Free Income Fund (Continued)

A summary of the levels for the Fund’s investments as of March 31, 2014 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1	Level 2	Level 3
	Quoted	Other significant	Significant
	Price ($)	observable inputs ($)	unobservable inputs ($)	Total ($)
Municipal Bonds	—	137,312,798	—	137,312,798
Closed-End Mutual Funds	9,209,083	—	—	9,209,083
Short-Term Securities	7,516,365	—	—	7,516,365
Total:	16,725,448	137,312,798	—	154,038,246

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.

30	SIT MUTUAL FUNDS ANNUAL REPORT

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MARCH 31, 2014	31

Sit Minnesota Tax-Free Income Fund

OBJECTIVE & STRATEGY

The investment objective of the Minnesota Tax-Free Income Fund is to provide a high level of current income exempt from federal regular income tax and Minnesota regular personal income tax as is consistent with the preservation of capital.

During normal market conditions, the Fund invests 100% of its net assets in municipal securities that generate interest income that is exempt from federal regular income tax and Minnesota regular personal income tax. The Fund anticipates that substantially all of its distributions to its shareholders will be exempt as such. For investors subject to the alternative minimum tax (“AMT”), up to 20% of the Fund’s income may be alternative minimum taxable income.

The Sit Minnesota Tax-Free Income Fund provided a total return of +0.47% during the fiscal year ended March 31, 2014, compared with a total return of +0.97% for the Barclays 5-Year Municipal Bond Index. As of March 31, 2014, the Fund’s 30-day SEC yield was 3.77%, significantly greater than the 1.55% yield of the benchmark. The Fund’s 12-month distribution rate was 3.61%.

All but the very shortest of tax-exempt municipal bonds ultimately ended the fiscal year higher in yield, resulting in a moderate steepening of the yield curve. Tax-exempt yields opened the fiscal year by falling in April, and then sharply rising and peaking in early September before falling significantly through October. Yields rose again in November and December, primarily due to tax-loss selling, ending the quarter slightly higher. Finally, yields steadily declined from January through March, ending the quarter significantly lower although still markedly higher for the fiscal year.

Minnesota continues to enjoy a better fiscal and economic situation than much of the country. Because of above average fiscal discipline, a diverse economy and generally higher credit ratings, Minnesota municipal bonds have historically been less volatile than larger issuance states like California and Illinois. In the fiscal year, Minnesota bonds outperformed the Barclays Municipal Bond Index by 36 basis points.

The Fund’s underperformance relative to its benchmark for fiscal year 2014 was primarily due to the fact that it sported a somewhat longer duration than its benchmark. The Fund’s return was dampened by a longer duration than the benchmark; bonds with a duration of longer than five years significantly underperformed shorter duration bonds during the period. Offsetting the longer duration, sector allocations were decidedly positive with four of the five largest sectors held in the Fund outperforming. Security selection also led to very strong outperformance by the Fund’s non-rated holdings, which accounted for 33.8% of the Fund at year-end, and earned, on average, returns that were several percent higher than the Fund’s returns on its rated holdings.

The Fund continues to maintain its duration longer than its benchmark, with a significant weighting in intermediate and longer-term bonds. The Fund will look to shorten its duration as the broader economic

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the Barclays 5-Year Municipal Bond Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The Barclays 5-Year Municipal Bond Index is the 5 year (4-6) component of the Municipal Bond Index, an unmanaged, rules-based, market-value-weighted index for the long-term tax-exempt bond market. The index includes bonds with a minimum credit rating of BBB. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index. This is the Fund’s primary index.

recovery suggests signs of a rising rate environment. Credit spreads still offer some opportunities for narrowing based on historical comparisons.

Despite the low level of absolute yields at present, we believe the Fund’s duration, credit quality and industry weightings have it well positioned to provide attractive relative yield in the current economic and interest rate environment. As always, our strategy continues to emphasize income, which we believe is the primary driver of return over the long run.

Michael C. Brilley

Debra A. Sit, CFA

Paul J. Jungquist, CFA

Senior Portfolio Managers

Information on this page is unaudited.

32	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of March 31, 2014

	Sit	Barclays	Lipper
	Minnesota	5-Year	MN
	Tax-Free	Muni. Bond	Muni. Bond
	Income Fund	Index[1]	Fund Index[2]
One Year	0.47%	0.97%	0.20%
Five Years	7.05	4.03	5.63
Ten Years	4.30	3.89	4.00
Since Inception (12/1/93)	4.90	4.72	4.64

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 The Barclays 5-Year Municipal Bond Index is the 5 year (4-6) component of the Municipal Bond Index, an unmanaged, rules-based, market-value-weighted index made for the long-term tax-exempt bond market. The index includes bonds with a minimum credit rating of BBB. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index.

2 The Lipper returns are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

FUND DIVERSIFICATION

Multifamily Mortgage	21.2%
Single Family Mortgage	17.0%
Hospital/Health Care	14.3%
Education/Student Loan	11.9%
Other Revenue Bonds	8.2%
Utility	5.0%
Sectors less than 5.0%	16.5%
Cash & Other Net Assets	5.9%

Based on total net assets as of March 31, 2014. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 3/31/14:	$10.26 Per Share
Net Asset Value 3/31/13:	$10.62 Per Share
Total Net Assets:	$358.7 Million
Average Maturity:	15.9 Years
Effective Duration [3]:	5.1 Years

3 Duration is a measure of estimated price sensitivity relative to changes in interest rates. Portfolios with longer durations are typically more sensitive to changes in interest rates. For example, if interest rates rise by 1%, the fair value of a security with an effective duration of 5 years would decrease by 5%, with all other factors being constant. The correlation between duration and price sensitivity is greater for securities rated investment-grade than it is for securities rated below investment-grade. Duration estimates are based on assumptions by the Adviser and are subject to a number of limitations. Effective duration is calculated based on historical price changes of securities held by the Fund, and therefore is a more accurate estimate of price sensitivity provided interest rates remain within their historical range.

QUALITY RATINGS (% of Total Net Assets)

Lower of Moody’s, S&P, Fitch or Duff & Phelps ratings used.

Adviser’s Assessment of Non-Rated Securities:

AAA	0.0%
AA	2.4
A	0.8
BBB	9.6
BB	20.7
<BB	0.3
Total	33.8%

Information on this page is unaudited.

MARCH 31, 2014	33

SCHEDULE OF INVESTMENTS

March 31, 2014

Sit Minnesota Tax-Free Income Fund

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)
Municipal Bonds - 92.4%
Education/Student Loan - 11.9%
295,000	Anoka Co. Charter School Lease Rev.	5.00	6/1/27	301,127
275,000	Anoka Co. Charter School Lease Rev.	5.00	6/1/32	274,981
1,035,000	Anoka Co. Charter School Lease Rev.	5.00	6/1/43	998,009
1,070,000	Brooklyn Park Lease Rev. (Prairie Seeds Academy Proj.)	8.00	3/1/20	1,160,276
1,280,000	Deephaven Charter School Lease Rev. (Eagle Ridge Academy Proj.)	5.13	7/1/33	1,254,579
2,500,000	Duluth Hsg. & Redev. Auth. Lease Rev. (Edison Academy)	5.00	11/1/21	2,596,425
400,000	Forest Lake Charter School Lease Rev. (Lake International Language Academy)	4.50	8/1/26	394,764
500,000	Forest Lake Charter School Lease Rev. (Lake International Language Academy)	5.50	8/1/36	512,240
6,336,575	Intermediate School District 287 Lease Rev.	5.30	11/1/32	6,351,403
1,000,000	Minneapolis Educational Fac. Lease Rev. (Seed/Harvest Preparatory Proj.)	6.25	3/1/21	995,510
285,000	Minneapolis Educational Fac. Lease Rev. (Seed/Harvest Preparatory Proj.) (LOC-U.S. Bank)	5.13	1/1/16	287,924
875,000	Minneapolis Educational Fac. Lease Rev. (Seed/Harvest Preparatory Proj.) (LOC-U.S. Bank)	6.25	1/1/21	884,030
600,000	MN Higher Education Fac. Auth. Rev. (Bethel Univ.)	5.50	5/1/22	618,636
160,000	MN Higher Education Fac. Auth. Rev. (Bethel Univ.)	5.50	5/1/23	164,413
1,000,000	MN Higher Education Fac. Auth. Rev. (Bethel Univ.)	5.50	5/1/37	1,012,940
1,135,853	MN Higher Education Fac. Auth. Rev. (College of St. Benedict)	4.49	10/1/16	1,155,049
400,000	MN Higher Education Fac. Auth. Rev. (College of St. Scholastica Inc.)	4.00	12/1/32	354,924
750,000	MN Higher Education Fac. Auth. Rev. (Hamline Univ.)	6.00	10/1/32	812,018
1,000,000	MN Higher Education Fac. Auth. Rev. (Hamline Univ.)	6.00	10/1/40	1,070,940
1,000,000	MN Higher Education Fac. Auth. Rev. (Macalester College)	3.00	5/1/32	881,220
500,000	MN Higher Education Fac. Auth. Rev. (Macalester College)	3.25	5/1/36	436,460
750,000	MN Higher Education Fac. Auth. Rev. (Macalester College-Seven-I)	5.00	6/1/35	817,523
1,400,000	MN Higher Education Fac. Auth. Rev. (St. Scholastica College)	5.00	12/1/27	1,438,570
1,800,000	MN Higher Education Fac. Auth. Rev. (St. Scholastica College)	6.30	12/1/40	1,926,900
1,250,000	MN Higher Education Fac. Auth. Rev. (Univ. of St. Thomas)	6.00	10/1/25	1,367,550
26,924	MN Higher Education Fac. Auth. Rev. Lease Rev. (Concordia Univ.)	5.25	4/25/14	26,971
675,707	Olmsted Co. Hsg. & Redev. Auth. (Schaeffer Academy Proj.)	4.98	4/25/27	622,042
340,000	Pine City Lease Rev. (Lakes International Language Academy Proj.)	5.75	5/1/16	347,113
830,000	Pine City Lease Rev. (Lakes International Language Academy Proj.)	6.00	5/1/26	850,543
385,000	Ramsey Lease Rev. (Pact Charter School Proj.)	5.00	12/1/26	392,835
1,150,000	Ramsey Lease Rev. (Pact Charter School Proj.)	5.50	12/1/33	1,180,268
1,150,000	St Paul Hsg & Redev Auth. (St. Paul Conservatory for Performing Artists)	4.63	3/1/43	1,020,257
1,250,000	St Paul Hsg & Redev. Auth. (Higher Ground Academy Proj.)	4.25	12/1/23	1,236,275
1,000,000	St Paul Hsg & Redev. Auth. (Higher Ground Academy Proj.)	5.00	12/1/33	976,680
2,000,000	St Paul Hsg. & Redev. Auth. (Community of Peace Academy Proj.)	5.00	12/1/36	1,975,820
535,000	St. Paul Hsg. & Redev. Auth. (German Immersion School)	4.00	7/1/23	501,017
855,000	St. Paul Hsg. & Redev. Auth. (German Immersion School)	5.00	7/1/33	789,276
500,000	St. Paul Hsg. & Redev. Auth. (German Immersion School)	5.00	7/1/44	436,185
540,000	St. Paul Hsg. & Redev. Auth. Lease Rev. (Hmong Academy Proj.)	5.50	9/1/18	553,538
295,000	St. Paul Hsg. & Redev. Auth. Lease Rev. (Hmong College Preparatory Academy)	4.75	9/1/22	294,180
500,000	St. Paul Hsg. & Redev. Auth. Lease Rev. (Hmong College Preparatory Academy)	5.00	9/1/27	481,060
850,000	St. Paul Hsg. & Redev. Auth. Lease Rev. (Nova Classical Academy Proj.)	5.70	9/1/21	898,858
1,610,000	Victoria Private School Fac. Rev. (Holy Family Catholic High)	4.00	9/1/23	1,560,734
215,000	Woodbury Charter School Lease Rev. (MSA Building)	5.00	12/1/27	221,076
225,000	Woodbury Charter School Lease Rev. (MSA Building)	5.00	12/1/32	226,399

				42,659,538

See accompanying notes to financial statements.

34	SIT MUTUAL FUNDS ANNUAL REPORT

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)
Escrowed To Maturity/Prerefunded - 1.4%
2,575,000	Ramsey Lease Rev. (Pact Charter School Proj.)	6.50	12/1/22	2,652,842
1,000,000	Sauk Rapids Health Care & Hsg. Facs. Rev. (Good Shepherd Lutheran Home Proj.)	6.75	1/1/24	1,103,730
1,000,000	Sauk Rapids Health Care & Hsg. Facs. Rev. (Good Shepherd Lutheran Home Proj.)	7.25	1/1/29	1,112,410

				4,868,982

General Obligation - 1.6%
1,000,000	Bemidji Sales Tax G.O.	5.00	2/1/34	1,082,830
1,350,000	Bemidji Sales Tax G.O.	6.00	2/1/41	1,553,472
550,000	Brooklyn Center Independent School District No 286 (NATL-RE Insured)	4.50	2/1/31	554,505
650,000	Dakota Co. Community Dev. Agy. Sr. Hsg. Facs. G.O.	5.00	1/1/26	715,826
1,000,000	Puerto Rico Public Improvement G.O. [11]	6.00	7/1/28	827,900
480,000	Watkins G.O.	4.00	1/1/34	450,581
735,000	Watkins G.O.	4.00	1/1/38	666,696

				5,851,810

Hospital/Health Care - 14.3%
4,025,000	Breckenridge Rev. (Catholic Health Initiatives Proj.)	5.00	5/1/30	4,038,766
400,000	Carlton Health Care & Hsg. Fac. Rev. Ref. (Faith Care Center Proj.)	5.20	4/1/16	410,236
365,000	Cold Spring Health Care Facs. Rev. (Assumption Home, Inc. Proj.)	7.25	3/1/23	395,153
1,550,000	Douglas Co. Gross Health Care Facs. Rev. (Douglas Co. Hospital Proj.)	6.00	7/1/28	1,633,390
2,000,000	Duluth Economic Dev. Auth. Rev. (St. Lukes Hospital Oblig. Group)	4.75	6/15/22	2,018,820
1,600,000	Duluth Economic Dev. Auth. Rev. (St. Lukes Hospital Oblig. Group)	5.75	6/15/32	1,641,904
2,000,000	Duluth Economic Dev. Auth. Rev. (St. Lukes Hospital Oblig. Group)	6.00	6/15/39	2,055,820
1,000,000	Fergus Falls Health Care & Hsg. Fac. Rev. (Lake Region Healthcare Proj.)	5.15	8/1/35	1,008,450
1,860,000	Glencoe Health Care Fac. Rev. (Glencoe Regional Health Services Proj.)	4.00	4/1/31	1,778,030
780,000	Maple Grove Health Care Fac. Rev. (North Memorial Health Care Proj.)	5.00	9/1/29	786,224
1,200,000	Maple Grove Health Care System Rev. (Maple Grove Hospital Corp.)	5.25	5/1/25	1,240,020
255,000	Minneapolis Health Care Fac. Rev. (Augustana Chapel View Homes Proj.)	5.00	6/1/15	255,436
270,000	Minneapolis Health Care Fac. Rev. (Augustana Chapel View Homes Proj.)	5.10	6/1/16	270,443
105,000	Minneapolis Pooled Rev. (Care Choice Member Proj.)	5.75	4/1/19	105,009
1,705,000	Minneapolis Rev. Ref. (Walker Campus)	4.50	11/15/20	1,756,099
10,000	MN Agricultural & Economic Dev. Board Rev. (Fairview Health Care System Proj.)	6.38	11/15/22	10,043
130,000	MN Agricultural & Economic Dev. Board Rev. (Fairview Health Care System Proj.)	6.38	11/15/29	130,576
550,000	Moorhead Economic Dev. Auth. Rev.	4.60	9/1/25	528,853
1,500,000	Oak Park Heights Nursing Home Rev. (Boutwells Landing Care Center)	5.50	8/1/28	1,536,165
1,000,000	Oak Park Heights Nursing Home Rev. (Boutwells Landing Care Center)	6.00	8/1/36	1,032,350
575,000	Owatonna Senior Hsg. Rev. (Senior Living Proj.)	5.80	10/1/29	580,951
1,500,000	Rochester Health Care Facs. Rev. (Olmsted Medical Center Proj.)	5.88	7/1/30	1,650,585
3,475,000	Shakopee Health Care Facs. Rev. (St. Francis Regional Medical Center Proj.)	5.25	9/1/34	3,484,799
1,225,000	St. Cloud Health Care Rev. (CentraCare Health System Proj.) (Assured Guaranty)	5.50	5/1/39	1,310,468
4,240,000	St. Cloud Health Care Rev. (CentraCare Health System)	5.00	5/1/25	4,390,138
2,000,000	St. Louis Park Health Care Facs. Rev. (Park Nicollet Health Proj.)	5.50	7/1/29	2,126,060
350,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Gillette Childrens Specialty Proj.)	5.00	2/1/20	350,899
4,200,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (HealthPartners Oblig. Group Proj.)	5.25	5/15/36	4,297,734
525,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Senior Episcopal Homes Proj.)	4.25	11/1/25	483,924
750,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Senior Episcopal Homes Proj.)	4.75	11/1/31	681,577
260,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Senior Episcopal Homes Proj.)	5.00	5/1/33	241,264
1,000,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Senior Episcopal Homes Proj.)	5.00	5/1/38	902,820
2,302,196	St. Paul Hsg. & Redev. Auth. Rev. (Nursing Home NTS-Episcopal)	5.63	10/1/33	2,305,028
2,500,000	Stillwater Health Care Rev. (Health System Obligation Proj.)	5.00	6/1/25	2,528,700
525,000	West St. Paul Health Care (Walker Thompson Hill)	6.75	9/1/31	545,648

See accompanying notes to financial statements.

MARCH 31, 2014	35

SCHEDULE OF INVESTMENTS

March 31, 2014

Sit Minnesota Tax-Free Income Fund (Continued)

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)
1,300,000	Winsted Health Care Rev. (St. Mary’s Care Center Proj.)	6.00	9/1/25	1,306,487
1,250,000	Winsted Health Care Rev. (St. Mary’s Care Center Proj.)	6.50	9/1/34	1,254,637

				51,073,506

Industrial/Pollution Control - 0.5%
1,020,000	St. Paul Port Auth. Solid Waste Disposal Rev. (Ecullet Proj.)	6.25	11/1/15	1,060,178
1,000,000	St. Paul Port Auth. Solid Waste Disposal Rev. (Gerdau St. Paul Steel Mill Proj.) [8]	4.50	10/1/37	809,080

				1,869,258

Insured - 3.7%
500,000	Guam Power Auth. Rev. (AGM Insured) [11]	5.00	10/1/30	529,815
2,010,000	Minneapolis & St. Paul Metro Airport Commission Sub. Ref. (NATL-RE FGIC Insured)	5.00	1/1/22	2,072,511
1,750,000	Minneapolis & St. Paul Metro Airport Commission Sub. Ref. (NATL-RE FGIC Insured)	5.00	1/1/25	1,912,873
2,750,000	Minneapolis & St. Paul Metro Airport Commission Sub. Rev. (NATL-RE FGIC Insured)	5.00	1/1/22	3,016,090
1,025,000	Minneapolis Health Care Facs. Rev. (Fairview Health Svcs.) (Assured Guaranty)	6.50	11/15/38	1,190,855
350,000	MN Governmental Agy. Fin. Group (Flex Terminal Prog.) (AGC Insured)	4.00	3/1/22	353,469
600,000	Puerto Rico Public Improvement G.O. (AGM Insured) [11]	5.13	7/1/30	559,488
1,000,000	Puerto Rico Public Improvement G.O. (AGM Insured) [11]	5.25	7/1/20	999,390
1,000,000	Puerto Rico Public Improvement G.O. (Assured Guaranty) [11]	1.98	7/1/20	859,040
1,690,000	St. Paul Hsg. & Redev. Sales Tax Rev. Ref. (Civic Center) (AGM Insured)	7.10	11/1/23	1,891,414

				13,384,945

Multifamily Mortgage - 21.2%
785,000	Anoka Co. Hsg. & Redev. Rev. (Recovery Zone Fac.-Park River Estates)	6.50	11/1/25	815,113
250,000	Bloomington Hsg. Rev. Sr. (Gideon Pond Commons LLC)	5.25	6/1/21	258,688
300,000	Bloomington Hsg. Rev. Sr. (Gideon Pond Commons LLC)	5.25	12/1/21	309,237
375,000	Bloomington Hsg. Rev. Sr. (Gideon Pond Commons LLC)	5.38	6/1/22	388,875
385,000	Bloomington Hsg. Rev. Sr. (Gideon Pond Commons LLC)	5.38	12/1/22	398,248
1,000,000	Bloomington Hsg. Rev. Sr. (Gideon Pond Commons LLC)	6.00	12/1/30	1,034,740
895,000	Champlin Multifamily Hsg. Rev. (Champlin Drive Apts.)	6.00	1/1/27	925,618
750,000	Chisago Hsg. and Health Care Rev. (CDL Homes LLC)	6.00	8/1/33	775,920
1,000,000	Cloquet Hsg. Fac. Ref. (HADC Cloquet LLC Proj.)	5.00	8/1/38	977,900
205,000	Columbia Heights Multifamily & Health Care Fac. Rev. (Crest View Corp Proj.)	5.30	7/1/17	204,848
1,200,000	Coon Rapids Multifamily Hsg. Rev. Ref. (Margaret Place Apartments)	6.50	5/1/25	1,179,504
2,405,000	Cottage Grove Sr. Hsg. Rev. (PHS, Inc. Proj.)	5.00	12/1/31	2,368,781
3,695,000	Cottage Grove Sr. Hsg. Rev. (PHS, Inc. Proj.)	6.00	12/1/46	3,698,695
1,345,000	Deephaven Hsg. & Healthcare Rev. (St. Therese Senior Living Proj.)	5.00	4/1/38	1,230,890
250,000	Inver Grove Heights Nursing Home Rev. Ref. (Presbyterian Homes)	5.38	10/1/26	250,445
1,335,000	Maplewood Multifamily Hsg. Rev. (Park Edge Apartments Proj.) [8]	6.50	5/1/29	1,333,638
2,765,000	Minneapolis & St. Paul Hsg. & Redev. Auth. Multifamily Hsg. Rev. (GNMA Collateralized) [8]	4.75	1/20/42	2,747,912
680,000	Minneapolis Hsg. Rev. (Keeler Apartments Proj.)	5.00	10/1/37	621,241
490,000	Minneapolis Multifamily Hsg. Rev. (Blaisdell Apartments Proj.) [8]	5.10	4/1/17	486,114
290,000	Minneapolis Multifamily Hsg. Rev. (Gaar Scott Loft Proj.) (LOC U.S. Bank) 1, [8]	5.95	5/1/30	290,940
1,015,000	Minneapolis Multifamily Hsg. Rev. (Greenway Heights Family Housing)	5.75	7/15/31	1,037,614
100,000	Minneapolis Multifamily Hsg. Rev. (Seward Towers Proj.) (GNMA Collateralized)	5.00	5/20/36	102,328
880,000	Minnetonka Multifamily Hsg. Rev. Ref. (Archer Heights Apartments Proj.) (GNMA Collateralized) [8]	5.20	1/20/18	881,962
1,750,000	MN Hsg. Fin. Agy. Rental Hsg. [8]	5.10	8/1/47	1,755,898
1,000,000	MN Hsg. Fin. Agy. Rental Hsg.	5.20	8/1/43	1,032,020
250,000	MN Hsg. Fin. Agy. Rental Hsg. (GO of AGY. Insured)	5.05	8/1/31	262,730
2,560,000	MN Hsg. Fin. Agy. Rental Hsg. (GO of AGY. Insured)	5.25	8/1/40	2,673,229
1,660,000	MN Hsg. Fin. Agy. Rental Hsg. (GO of AGY. Insured)	5.45	8/1/41	1,762,156
1,105,000	MN Hsg. Fin. Agy. Residential Hsg. Rev. (GO of AGY. Insured) [8]	5.00	7/1/21	1,133,509
280,000	Moorhead Economic Dev. Auth. Rev. Ref. (EverCare Sr. Living LLC)	4.65	9/1/26	268,800
210,000	Moorhead Economic Dev. Auth. Rev. Ref. (EverCare Sr. Living LLC)	4.70	9/1/27	201,230

See accompanying notes to financial statements.

36	SIT MUTUAL FUNDS ANNUAL REPORT

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)
1,000,000	Moorhead Health Care Rev. Ref. (EverCare Sr. Living LLC)	5.00	9/1/32	905,940
250,000	Moorhead Health Care Rev. Ref. (EverCare Sr. Living LLC)	5.13	9/1/37	222,303
1,565,000	North Oaks Sr. Hsg. Rev. (Presbyterian Homes North Oaks Proj.)	5.63	10/1/17	1,668,869
1,000,000	North Oaks Sr. Hsg. Rev. (Presbyterian Homes North Oaks Proj.)	6.00	10/1/33	1,036,520
1,000,000	Oak Park Heights Hsg. Rev. (Oakgreen Commons Proj.)	6.00	8/1/25	1,048,660
1,000,000	Oak Park Heights Hsg. Rev. (Oakgreen Commons Proj.)	6.25	8/1/33	1,037,670
875,000	Oakdale Rev. (Sr. Hsg. Oak Meadows Proj.)	5.00	4/1/34	817,303
220,000	Richfield Sr. Hsg. Rev. Ref. (Richfield Sr. Hsg., Inc. Proj.)	5.00	12/1/15	223,005
430,000	Rochester Health Care & Hsg. Rev. (Samaritan Bethany, Inc. Proj.)	5.25	12/1/17	462,796
455,000	Rochester Health Care & Hsg. Rev. (Samaritan Bethany, Inc. Proj.)	5.50	12/1/18	497,738
475,000	Rochester Health Care & Hsg. Rev. (Samaritan Bethany, Inc. Proj.)	5.75	12/1/19	526,518
2,500,000	Rochester Health Care & Hsg. Rev. (The Homestead at Rochester)	6.50	12/1/35	2,577,475
4,000,000	Rochester Multifamily Hsg. Rev. (Essex Place Apartments Proj.) (FHLMC)	3.75	6/1/29	4,027,880
2,200,000	Sartell Health Care & Hsg. Fac. Rev. (Country Manor Campus LLC Proj.)	4.00	9/1/20	2,196,656
1,135,000	Sartell Health Care & Hsg. Fac. Rev. (Country Manor Campus LLC Proj.)	5.25	9/1/27	1,140,312
2,000,000	Sartell Health Care & Hsg. Fac. Rev. (Country Manor Campus LLC Proj.)	5.30	9/1/37	1,909,120
1,705,000	Sauk Rapids Health Care & Hsg. Facs. Rev. (Good Shepherd Lutheran Home Proj.)	5.13	1/1/39	1,558,796
250,000	St. Anthony Multifamily Hsg. Rev. (Silver Lake Village Hsg.)	5.75	12/1/28	258,595
2,000,000	St. Anthony Multifamily Hsg. Rev. (Silver Lake Village Hsg.)	6.00	12/1/30	2,061,920
240,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Carondelet Village Proj.)	5.13	2/1/22	245,753
275,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Carondelet Village Proj.)	5.13	8/1/22	280,954
175,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Carondelet Village Proj.)	5.38	2/1/24	179,030
150,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Carondelet Village Proj.)	5.38	8/1/24	153,200
150,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Carondelet Village Proj.)	5.50	2/1/25	153,438
3,000,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Carondelet Village Proj.)	6.25	8/1/30	3,118,230
1,285,000	St. Paul Hsg. & Redev. Auth. Multifamily Housing Rev. (Marian Center Proj.)	5.20	11/1/22	1,294,162
1,000,000	St. Paul Hsg. & Redev. Auth. Multifamily Housing Rev. (Marian Center Proj.)	5.30	11/1/30	1,000,760
2,590,000	St. Paul Hsg. & Redev. Auth. Multifamily Housing Rev. (Marian Center Proj.)	5.38	5/1/43	2,529,394
4,870,000	St. Paul Hsg. & Redev. Auth. Multifamily Rev. Ref. (Univ. & Dale Proj.) (GNMA Collateralized) [8]	4.82	7/20/46	4,878,571
1,265,000	St. Paul Port Auth. Rev. (Energy Park Utility Company Proj.) [8]	5.70	8/1/36	1,230,187
275,000	Stillwater Multifamily Hsg. Rev. (Orleans Homes LP Proj.) [8]	5.00	2/1/17	282,928
730,000	Wayzata Sr. Hsg. Rev. (Folkestone Sr. Living Community)	5.20	5/1/25	762,653
790,000	Wayzata Sr. Hsg. Rev. (Folkestone Sr. Living Community)	5.25	11/1/26	823,133
1,250,000	Wayzata Sr. Hsg. Rev. (Folkestone Sr. Living Community)	5.50	11/1/32	1,282,337
2,500,000	Willmar Hsg. & Redev. Auth. Multifamily Rev. (Eagle Ridge Apartments)	4.63	4/1/30	2,358,125

				76,159,754

Municipal Lease [9] - 4.2%
500,000	Anoka Co. Hsg. & Redev. Rev.	5.63	5/1/22	525,550
500,000	Anoka Co. Hsg. & Redev. Rev.	6.63	5/1/30	523,205
500,000	Anoka Co. Hsg. & Redev. Rev.	6.88	5/1/40	522,765
1,200,476	Carver Scott Co. Lease Purchase Agreement	5.00	8/4/20	1,207,907
3,000,000	MN General Fund Rev. (Appropriation)	3.00	3/1/30	2,742,240
4,000,000	MN General Fund Rev. (Appropriation)	4.00	3/1/26	4,264,080
2,000,000	MN Hsg. Fin. Agy. Non-Profit Hsg. Rev. (St. Appropriation)	5.00	8/1/31	2,143,000
1,270,000	Virginia Hsg. & Redev. Auth. Health Care Fac. Lease Rev.	5.13	10/1/20	1,302,423
400,000	Virginia Hsg. & Redev. Auth. Health Care Fac. Lease Rev.	5.25	10/1/25	405,144
340,000	Virginia Hsg. & Redev. Auth. Health Care Fac. Lease Rev.	5.38	10/1/30	345,403
1,059,034	Winona School District 861 Lease Purchase	6.04	8/1/24	1,060,230

				15,041,947

See accompanying notes to financial statements.

MARCH 31, 2014	37

SCHEDULE OF INVESTMENTS

March 31, 2014

Sit Minnesota Tax-Free Income Fund (Continued)

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

Other Revenue Bonds - 8.2%
765,000	Bloomington Port Auth. Recovery Zone Fac. Rev. (Radisson Blu MOA LLC)	6.25	12/1/16	775,481
510,000	Columbia Heights Economic Dev. Auth. Tax Increment Rev. (Huset Park Area Redev.)	5.20	2/15/22	504,268
605,038	Crystal Governmental Fac. Rev.	5.10	12/15/26	648,825
475,000	Minneapolis Community Dev. Agy. Limited Tax Common Bond Fund (Discount Steel) [8]	5.25	6/1/19	476,724
1,500,000	Minneapolis National Marrow Donor Program Rev.	4.88	8/1/25	1,533,585
400,000	Minneapolis Tax Increment Rev. (Grant Park Proj.)	5.35	2/1/30	387,648
155,000	Minneapolis Tax Increment Rev. Ref. (East River/Unocal Site Proj.)	5.10	2/1/17	158,627
240,000	Minneapolis Tax Increment Rev. Ref. (East River/Unocal Site Proj.)	5.20	2/1/21	242,196
1,000,000	MN Development Rev. Limited Tax Supported Comm. Board	6.00	12/1/40	1,109,790
2,000,000	MN Development Rev. Limited Tax Supported Comm. Board	6.25	12/1/30	2,308,980
1,175,000	Mound Hsg. & Redev. Auth. Tax Increment Rev. Ref. (Metroplain Proj.)	5.00	2/15/27	1,175,928
1,000,000	St. Louis Park Economic Dev. Auth. Tax Increment Rev. (Hoigaard Vlg.)	5.00	2/1/23	1,022,270
500,000	St. Paul Hsg. & Redev. Auth. Rev. (Jimmy Lee Recreation Center Proj.)	4.75	12/1/26	525,485
500,000	St. Paul Hsg. & Redev. Auth. Rev. (Jimmy Lee Recreation Center Proj.)	5.00	12/1/32	517,385
1,000,000	St. Paul Hsg. & Redev. Auth. Rev. (Ordway Center Performing Arts Proj.)	2.20	7/1/18	996,360
1,100,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (9th St. Lofts Proj.)	6.38	2/15/28	1,078,979
880,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Drake Marble Proj.)	6.75	3/1/28	880,466
745,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Emerald Gardens Proj.)	6.50	3/1/29	769,257
1,027,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (North Quadrant Owner Occupied Proj.)	7.00	2/15/28	1,028,325
866,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (North Quadrant Owner Occupied Proj.)	7.50	2/15/28	866,485
175,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Upper Landing Proj.)	5.00	3/1/19	179,202
180,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Upper Landing Proj.)	5.00	9/1/19	184,712
185,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Upper Landing Proj.)	5.00	3/1/20	188,308
220,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Upper Landing Proj.)	5.00	9/1/20	224,222
225,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Upper Landing Proj.)	5.00	3/1/21	227,612
1,000,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Upper Landing Proj.)	5.00	9/1/26	1,003,200
930,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Upper Landing Proj.)	5.00	3/1/29	925,127
3,875,000	St. Paul Port Auth. Lease Rev. (Regions Hospital Parking Ramp Proj.)	5.00	8/1/36	3,738,329
3,000,000	St. Paul Port Auth. Rev. (Amherst H. Wilder Foundation)	5.00	12/1/36	3,120,420
715,000	St. Paul Recreational Facs. Gross Rev. (Highland National Proj.)	5.00	10/1/25	758,358
2,000,000	Virgin Islands Public Fin. Auth. (Gross Receipts Taxes Loan Note) [11]	5.00	10/1/42	1,984,980

				29,541,534

Public Facilities - 0.3%
1,075,000	St. Paul Hsg. & Redev. Auth. Parking Rev. (Smith Ave. Proj.)	5.00	8/1/35	1,140,123

Sales Tax Revenue - 1.8%
1,300,000	Guam Govt. Business Privilege Tax Rev. [11]	5.25	1/1/36	1,336,543
2,000,000	Hennepin Co. Sales Tax Rev.	4.75	12/15/37	2,142,120
900,000	Puerto Rico Sales Tax Financing Corp. Rev. [11]	5.00	8/1/26	752,832
520,000	Puerto Rico Sales Tax Financing Corp. Rev. [11]	5.50	8/1/37	401,466
500,000	Puerto Rico Sales Tax Financing Corp. Rev. [11]	5.75	8/1/37	397,755
500,000	Puerto Rico Sales Tax Financing Corp. Rev. [11]	6.00	8/1/39	410,585
1,500,000	Puerto Rico Sales Tax Financing Corp. Rev. 6, [11]	6.25	8/1/33	816,795

				6,258,096

See accompanying notes to financial statements.

38	SIT MUTUAL FUNDS ANNUAL REPORT

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

Single Family Mortgage - 17.0%
1,605,000	Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA)	4.45	12/1/32	1,675,989
900,000	Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA-FNMA-FHLMC)	4.63	12/1/30	935,667
1,100,000	Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA-FNMA-FHLMC)	4.88	12/1/33	1,155,781
284,642	Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA-FNMA-FHLMC) [8]	5.13	12/1/40	286,968
96,783	Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA-FNMA-FHLMC) [8]	5.15	12/1/38	99,906
602,802	Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA-FNMA-FHLMC) [8]	5.30	12/1/39	607,667
890,000	Minneapolis St. Paul Hsg. Fin. Board Single Family Mtg. Rev. (GNMA-FNMA)	4.45	12/1/27	938,291
40,999	Minneapolis St. Paul Hsg. Fin. Board Single Family Mtg. Rev. (GNMA-FNMA) [8]	5.00	12/1/38	41,207
46,987	Minneapolis St. Paul Hsg. Fin. Board Single Family Mtg. Rev. (GNMA-FNMA)	5.70	4/1/27	48,968
123,728	Minneapolis St. Paul Hsg. Fin. Board Single Family Mtg. Rev. (GNMA-FNMA-FHLMC)	5.10	4/1/27	124,448
658,942	Minneapolis St. Paul Hsg. Fin. Board Single Family Mtg. Rev. (GNMA-FNMA-FHLMC) [8]	5.25	12/1/40	684,522
308,623	Minneapolis St. Paul Hsg. Fin. Board Single Family Mtg. Rev. (GNMA-FNMA-FHLMC)	5.45	4/1/27	326,332
175,000	Minneapolis St. Paul Hsg. Fin. Board Single Family Mtg. Rev. (GNMA-FNMA-FHLMC) [8]	5.52	3/1/41	187,157
5,555,000	MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA)	4.40	7/1/32	5,882,356
5,180,000	MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	4.45	7/1/31	5,176,840
2,765,000	MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	4.70	1/1/31	2,926,642
2,835,000	MN Hsg. Fin. Agy. Residental Hsg. Rev.	3.60	7/1/33	2,761,744
6,610,000	MN Hsg. Fin. Agy. Residental Hsg. Rev.	3.80	7/1/38	6,385,723
5,355,000	MN Hsg. Fin. Agy. Residental Hsg. Rev.	3.90	7/1/43	5,155,526
525,000	MN Hsg. Fin. Agy. Residental Hsg. Rev. (GO of AGY. Insured) [8]	4.75	7/1/26	529,631
210,000	MN Hsg. Fin. Agy. Residental Hsg. Rev. (GO of AGY. Insured) [8]	5.10	7/1/31	211,556
1,720,000	MN Hsg. Fin. Agy. Residential Hsg. Rev. [8]	4.65	7/1/22	1,768,005
4,755,000	MN Hsg. Fin. Agy. Residential Hsg. Rev.	5.10	1/1/40	4,904,687
2,475,000	MN Hsg. Fin. Agy. Residential Hsg. Rev. (GO of AGY. Insured)	3.63	7/1/25	2,517,669
3,225,000	MN Hsg. Fin. Agy. Residential Hsg. Rev. (GO of AGY. Insured)	3.90	7/1/30	3,175,174
1,855,000	MN Hsg. Fin. Agy. Residential Hsg. Rev. (GO of AGY. Insured) [8]	5.10	7/1/38	1,939,291
660,000	MN Hsg. Fin. Agy. Rev. (GNMA-FNMA Collateralized)	5.00	1/1/31	699,013
225,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev.	4.90	7/1/29	235,836
545,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev.	5.00	7/1/38	560,069
1,605,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev.	5.05	7/1/34	1,692,071
260,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. [8]	5.10	7/1/20	260,390
155,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev.	5.20	1/1/23	163,320
560,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev.	5.90	7/1/28	582,529
725,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (GO of AGY. Insured) [8]	4.75	7/1/27	737,332
1,965,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (GO of AGY. Insured) [8]	4.80	7/1/26	1,994,043
175,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (GO of AGY. Insured) [8]	5.00	1/1/37	177,753
1,200,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (GO of AGY. Insured) [8]	5.15	7/1/28	1,233,672
1,170,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (GO of AGY. Insured) [8]	5.25	7/1/33	1,195,108
470,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (GO of AGY. Insured) [8]	5.50	7/1/28	481,811
500,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (GO of AGY. Insured) [8]	5.65	7/1/33	521,360

				60,982,054

Transportation - 1.3%
500,000	Minneapolis & St. Paul Metro Airport Commission Sub. Rev.	5.00	1/1/31	542,020
3,500,000	Minneapolis & St. Paul Metro Airport Commission Sub. Rev. (AMBAC Insured) [8]	5.00	1/1/25	3,599,750
400,000	MN Valley Transit Auth. Proj. Rev.	4.50	6/1/26	417,316

				4,559,086

Utility - 5.0%
1,000,000	MN Municipal Power Agy. Electric Rev.	5.00	10/1/25	1,110,610
1,000,000	MN Municipal Power Agy. Electric Rev.	5.00	10/1/30	1,079,890
50,000	MN Municipal Power Agy. Electric Rev.	5.00	10/1/34	51,060

See accompanying notes to financial statements.

MARCH 31, 2014	39

SCHEDULE OF INVESTMENTS

March 31, 2014

Sit Minnesota Tax-Free Income Fund (Continued)

Quantity/ Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)
1,465,000	MN Municipal Power Agy. Electric Rev.	5.00	10/1/35	1,529,460
2,000,000	MN Municipal Power Agy. Electric Rev.	5.25	10/1/24	2,046,060
700,000	MN Municipal Power Agy. Electric Rev.	5.25	10/1/27	768,012
1,000,000	MN Municipal Power Agy. Electric Rev.	5.25	10/1/35	1,076,260
500,000	North Branch Electric System Rev.	5.75	8/1/28	523,940
695,000	Northern Municipal Power Agy. Electric Rev.	5.00	1/1/31	760,344
500,000	Puerto Rico Aqueduct & Sewer Auth. Rev. [11]	5.75	7/1/37	359,560
1,000,000	Puerto Rico Electric Power Auth. Rev. [11]	7.25	7/1/30	700,220
1,250,000	Puerto Rico Electric Power Auth. Rev. Ref. 1, [11]	0.83	7/1/25	843,738
2,000,000	Southern MN Power Agy. Power Supply System Rev.	5.25	1/1/30	2,143,680
1,000,000	St. Paul Port Auth. Rev. (Energy Park Utility Company Proj.) [8]	5.45	8/1/28	971,840
2,180,000	Virgin Islands Water & Power Auth. Water System Rev. Ref. [11]	5.50	7/1/17	2,185,014
2,000,000	Western MN Municipal Power Agy. Rev.	3.00	1/1/28	1,912,820

				18,062,508

Total Municipal Bonds (cost: $328,141,755)				331,453,141

Closed-End Mutual Funds - 1.7%
293,300	Delaware Investments Minnesota Municipal Income Fund II (VMM)			3,915,555
43,696	First American Minnesota Municipal Income Fund II (MXN)			621,794
96,839	MN Municipal Income Portfolio (MXA)			1,646,263

Total Closed-End Mutual Funds (cost: $6,362,784)				6,183,612

Total Investments in Securities - 94.1% (cost: $334,504,539)				337,636,753
Other Assets and Liabilities, net - 5.9%				21,041,297

Total Net Assets - 100.0%				$358,678,050

[1]	Variable rate security. Rate disclosed is as of March 31, 2014.

[6]	Zero coupon or convertible capital appreciation bond, for which the rate disclosed is either the effective yield on purchase date or the coupon rate to be paid upon conversion to coupon paying, respectively.

[8]	Securities the income from which is treated as a tax preference that is included in alternative minimum taxable income for purposes of computing federal alternative minimum tax (AMT). At March 31, 2014, 9.4% of net assets in the Fund was invested in such securities.

[9]	Municipal Lease Security. The total value of such securities as of March 31, 2014 was $15,041,947 and represented 4.2% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[11]	The Fund may invest in obligations issued by U.S. territories, for example Guam, Puerto Rico, and Virgin Islands. The total value of such securities as of March 31, 2014 was $13,965,121 and represented 3.9% of net assets.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

See accompanying notes to financial statements.

40	SIT MUTUAL FUNDS ANNUAL REPORT

A summary of the levels for the Fund’s investments as of March 31, 2014 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1	Level 2	Level 3
	Quoted	Other significant	Significant
	Price ($)	observable inputs ($)	unobservable inputs ($)	Total ($)
Municipal Bonds	—	331,453,141	—	331,453,141
Closed-End Mutual Funds	6,183,612	—	—	6,183,612
Total:	6,183,612	331,453,141	—	337,636,753

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.

MARCH 31, 2014	41

STATEMENTS OF ASSETS AND LIABILITIES

March 31, 2014

	Sit U.S.			Sit Minnesota
	Government	Sit Quality	Sit Tax-Free	Tax-Free
	Securities	Income	Income	Income
	Fund	Fund	Fund	Fund
ASSETS
Investments in securities, at identified cost	$690,778,097	$99,886,669	$172,048,189	$334,504,539

Investments in securities, at fair value - see accompanying schedule for detail	$692,020,425	$99,907,385	$154,038,246	$337,636,753
Cash in bank on demand deposit	2,059,366	6,220,031	—	16,948,942
Restricted cash	18,000,000	500,000	—	—
Accrued interest and dividends receivable	3,915,644	455,951	1,916,800	4,692,179
Receivable for investment securities sold	—	—	230,927	—
Receivable for principal paydowns	22,238	—	—	—
Variation margin	—	92,945	—	—
Other receivables		—	—	16,500
Receivable for Fund shares sold	1,525,581	262,139	357,750	658,096

Total assets	717,543,254	107,438,451	156,543,723	359,952,470

LIABILITIES
Payable for investment securities purchased	—	—	758,972	—
Payable for Fund shares redeemed	3,689,887	7,555	292,546	787,221
Cash portion of dividends payable to shareholders	91,104	3,665	82,974	246,463
Accrued investment management fees	495,412	81,069	104,789	240,736
Outstanding options written, at fair value (premiums received $3,501,087 )	1,497,344	—	—	—

Total liabilities	5,773,747	92,289	1,239,281	1,274,420

Net assets applicable to outstanding capital stock	$711,769,507	$107,346,162	$155,304,442	$358,678,050

Net assets consist of:
Capital (par value and paid-in surplus)	$715,479,557	$107,533,497	$197,607,172	$362,830,427
Undistributed (distributions in excess of) net investment income	(39,751)	11	(772)	40,358
Accumulated net realized gain (loss) from security transactions, written options and futures	(6,916,370)	(301,007)	(24,292,015)	(7,324,949)
Unrealized appreciation (depreciation) on investments, written options and futures	3,246,071	113,661	(18,009,943)	3,132,214

	$711,769,507	$107,346,162	$155,304,442	$358,678,050

Outstanding shares	64,490,846	10,769,320	16,946,891	34,969,764

Net asset value per share of outstanding capital stock	$11.04	$9.97	$9.16	$10.26

See accompanying notes to financial statements.
42	SIT MUTUAL FUNDS ANNUAL REPORT

STATEMENTS OF OPERATIONS

Year Ended March 31, 2014

	Sit U.S.			Sit Minnesota
	Government	Sit Quality	Sit Tax-Free	Tax-Free
	Securities	Income	Income	Income
	Fund	Fund	Fund	Fund

Investment income:
Income:
Dividends	—	—	$623,822	$323,295
Interest	$18,979,241	$1,147,982	7,161,824	17,302,707

Total income	18,979,241	1,147,982	7,785,646	17,626,002

Expenses (note 4):
Investment management fee	8,165,384	607,393	1,253,610	2,995,680

Total expenses	8,165,384	607,393	1,253,610	2,995,680

Net investment income	10,813,857	540,589	6,532,036	14,630,322

Realized and unrealized gain (loss):
Net realized gain (loss) on investments.	5,056,692	15,722	(997,576)	(1,582,797)
Net realized gain (loss) on written options	(6,543,268)	85,293	—	—
Net realized gain (loss) on futures	(958,633)	(399,358)	—	—

Net change in unrealized appreciation (depreciation) on investments	(29,369,121)	11,974	(7,069,263)	(14,451,385)
Net change in unrealized appreciation (depreciation) on written options	2,454,457	204	—	—
Net change in unrealized appreciation (depreciation) on futures	—	93,914	—	—

Net loss	(29,359,873)	(192,251)	(8,066,839)	(16,034,182)

Net increase (decrease) in net assets resulting from operations	($18,546,016)	$348,338	($1,534,803)	($1,403,860)

See accompanying notes to financial statements.
MARCH 31, 2014	43

STATEMENTS OF CHANGES IN NET ASSETS

	Sit U.S. Government
	Securities Fund
	Year	Year
	Ended	Ended
	March 31,	March 31,
	2014	2013
Operations:
Net investment income	$10,813,857	$24,620,957
Net realized gain (loss) on investments, written options and futures	(2,445,209)	(1,627,378)
Net change in unrealized appreciation (depreciation) of investments, written options and futures	(26,914,664)	(34,964)

Net increase (decrease) in net assets resulting from operations	(18,546,016)	22,958,615

Distributions from:
Net investment income	(10,806,708)	(24,572,827)
Return of capital	—	(899,593)

Total distributions	(10,806,708)	(25,472,420)

Capital share transactions:
Proceeds from shares sold	204,383,543	1,038,042,856
Reinvested distributions	10,072,964	24,175,094
Payments for shares redeemed	(993,393,329)	(1,043,799,295)

Increase (decrease) in net assets from capital transactions	(778,936,822)	18,418,655

Total increase (decrease) in net assets	(808,289,546)	15,904,850

Net assets:
Beginning of period	1,520,059,053	1,504,154,203

End of period *	$711,769,507	$1,520,059,053

Capital transactions in shares:
Sold	18,318,110	91,393,593
Reinvested distributions	907,499	2,128,853
Redeemed	(89,264,019)	(91,991,808)

Net increase (decrease)	(70,038,410)	1,530,638

* Includes undistributed (distributions in excess of) net investment income	($39,751)	($46,900)

[1]	The Fund commenced investment operations on December 31, 2012.

See accompanying notes to financial statements.
44	SIT MUTUAL FUNDS ANNUAL REPORT

Sit Quality		Sit Tax-Free		Sit Minnesota Tax-Free
Income Fund		Income Fund		Income Fund
Year	Three Months	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended	Ended
March 31,	March 31,	March 31,	March 31,	March 31,	March 31,
2014	2013 [1]	2014	2013	2014	2013

$540,589	$14,409	$6,532,036	$6,928,948	$14,630,322	$13,544,962
(298,343)	(2,664)	(997,576)	(322,605)	(1,582,797)	378,680

106,092	7,569	(7,069,263)	6,123,415	(14,451,385)	6,281,372

348,338	19,314	(1,534,803)	12,729,758	(1,403,860)	20,205,014

(540,578)	(14,409)	(6,537,121)	(6,935,377)	(14,620,594)	(13,525,058)
—		—	—	—	—

(540,578)	(14,409)	(6,537,121)	(6,935,377)	(14,620,594)	(13,525,058)

133,622,057	5,103,230	25,342,854	52,350,817	88,007,700	131,737,549
513,661	13,470	5,528,407	5,748,024	11,665,080	10,558,334
(31,718,921)	—	(42,975,264)	(43,072,241)	(141,114,996)	(76,630,712)

102,416,797	5,116,700	(12,104,003)	15,026,600	(41,442,216)	65,665,171

102,224,557	5,121,605	(20,175,927)	20,820,981	(57,466,670)	72,345,127

5,121,605	—	175,480,369	154,659,388	416,144,720	343,799,593

$107,346,162	$5,121,605	$155,304,442	$175,480,369	$358,678,050	$416,144,720

13,387,023	510,293	2,763,230	5,510,054	8,594,504	12,394,907
51,543	1,347	613,246	601,779	1,150,601	993,393
(3,180,886)	—	(4,769,456)	(4,519,822)	(13,949,311)	(7,215,943)

10,257,680	511,640	(1,392,980)	1,592,011	(4,204,206)	6,172,357

$11	—	($772)	$4,597	$40,358	($11,337)

MARCH 31, 2014	45

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit U.S. Government Securities Fund

	Years Ended March 31,
	2014	2013	2012	2011	2010

Net Asset Value:
Beginning of period	$11.30	$11.31	$11.29	$11.13	$10.84

Operations:
Net investment income [1]	0.12	0.16	0.31	0.32	0.44
Net realized and unrealized gains (losses) on investments, written options and futures	(0.26)	—	0.02	0.16	0.29

Total from operations	(0.14)	0.16	0.33	0.48	0.73

Distributions from:
Net investment income	(0.12)	(0.16)	(0.31)	(0.32)	(0.44)
Return of capital	—	(0.01)	—	—	—
Net realized gains	—	—	—	(—)[2]	—

Total Distributions	(0.12)	(0.17)	(0.31)	(0.32)	(0.44)

Net Asset Value:
End of period	$11.04	$11.30	$11.31	$11.29	$11.13

Total investment return [3]	(1.21% )	1.39%	2.98%	4.37%	6.88%

Net assets at end of period (000’s omitted)	$711,770	$1,520,059	$1,504,154	$1,057,154	$768,720
Ratios: [4,5]
Expenses (without waiver)	0.80%	0.80%	0.80%	0.81%	0.82%
Expenses (with waiver)	0.80%	0.80%	0.80%	0.75%	0.80%
Net investment income (with waiver)	1.06%	1.43%	2.73%	2.88%	3.85%

Portfolio turnover rate (excluding short-term securities)	4.13%	58.67%	33.82%	45.80%	66.89%

1	The net investment income per share is based on average shares outstanding for the period.

2	Amount represents less than $0.01 per share.

3	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

4	Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

5	Effective November 1, 2010, total Fund expenses are calculated at 0.80% of average daily net assets. Prior to this date, expenses were calculated at a higher rate and the investment adviser voluntarily waived expenses that were otherwise payable by the Fund.

46	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Quality Income Fund

		Three
	Year Ended	Months Ended
	March 31, 2014	March 31, 2013 *

Net Asset Value:
Beginning of period	$10.01	$10.00

Operations:
Net investment income [1]	0.09	0.03
Net realized and unrealized gains (losses) on investments, written options and futures	(0.04)	0.01

Total from operations	0.05	0.04

Distributions from:
Net investment income	(0.09)	(0.03)

Total distributions	(0.09)	(0.03)

Net Asset Value:
End of period	$9.97	$10.01

Total investment return [2]	0.47%	0.38%

Net assets at end of period (000’s omitted)	$107,346	$5,122

Ratios: [3]
Expenses	0.90%	0.90%
Net investment income	0.80%	1.25%

Portfolio turnover rate (excluding short-term securities)	81.19%	37.44%[4]

*	The Fund commenced investment operations on December 31, 2012.

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[3]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[4]	Not annualized.

MARCH 31, 2014	47

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Tax-Free Income Fund

	Years Ended March 31,
	2014	2013	2012	2011	2010

Net Asset Value:
Beginning of period.	$9.57	$9.23	$8.52	$8.90	$7.93

Operations:
Net investment income [1]	0.38	0.38	0.41	0.41	0.41
Net realized and unrealized gains (losses) on investments	(0.41)	0.34	0.71	(0.38)	0.97

Total from operations	(0.03)	0.72	1.12	0.03	1.38

Distributions from:
Net investment income	(0.38)	(0.38)	(0.41)	(0.41)	(0.41)

Net Asset Value:
End of period	$9.16	$9.57	$9.23	$8.52	$8.90

Total investment return [2]	(0.19% )	7.92%	13.41%	0.26%	17.71%

Net assets at end of period (000’s omitted)	$155,304	$175,480	$154,659	$140,371	$153,495

Ratios: [3]
Expenses	0.80%	0.80%	0.80%	0.80%	0.80%
Net investment income	4.17%	4.03%	4.62%	4.63%	4.79%

Portfolio turnover rate (excluding short-term securities)	28.32%	36.75%	37.18%	30.23%	27.30%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[3]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

48	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Minnesota Tax-Free Income Fund

	Years Ended March 31,
	2014	2013	2012	2011	2010

Net Asset Value:
Beginning of period	$10.62	$10.42	$9.67	$9.88	$8.97

Operations:
Net investment income [1]	0.40	0.38	0.44	0.43	0.43
Net realized and unrealized gains (losses) on investments	(0.36)	0.20	0.75	(0.21)	0.91

Total from operations	0.04	0.58	1.19	0.22	1.34

Distributions from:
Net investment income	(0.40)	(0.38)	(0.44)	(0.43)	(0.43)

Net Asset Value:
End of period	$10.26	$10.62	$10.42	$9.67	$9.88

Total investment return [2]	0.47%	5.61%	12.48%	2.22%	15.22%

Net assets at end of period (000’s omitted)	$358,678	$416,145	$343,800	$289,105	$290,806

Ratios: [3]
Expenses	0.80%	0.80%	0.80%	0.80%	0.80%
Net investment income	3.91%	3.58%	4.32%	4.35%	4.52%

Portfolio turnover rate (excluding short-term securities)	20.53%	17.13%	15.06%	24.48%	11.46%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[3]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

MARCH 31, 2014	49

NOTES TO FINANCIAL STATEMENTS

Year Ended March 31, 2014

(1)	Organization

The Sit Mutual Funds (the Funds) are no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified (except Minnesota Tax-Free Income Fund which is non-diversified), open-end management investment companies, or series thereof. The Sit Quality Income Fund, Sit Tax-Free Income Fund and Minnesota Tax-Free Income Fund are series funds of Sit Mutual Funds II, Inc. Each fund has 10 billion authorized shares of capital stock. Shares in the U.S. Government Securities Fund have a par value of $0.01, and shares in other funds have a par value of $0.001. This report covers the bond funds of the Sit Mutual Funds.

The investment objective for each of these Funds is as follows:

Fund	Investment Objective

U.S. Government Securities	High level of current income and safety of principal.
Quality Income Fund	High level of current income and safety of principal.
Tax-Free Income	High level of current income that is exempt from federal income tax, consistent with the preservation of capital.
Minnesota Tax-Free Income	High level of current income that is exempt from federal regular income tax and Minnesota regular personal income tax, consistent with the preservation of capital.

(2)	Significant Accounting Policies

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of its financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”).

Investments in Securities

Investment securities are carried at fair value based upon closing market quotations on the last business day of the period. Investments in securities traded on national or international securities exchanges are valued at the last reported sales price prior to the time when assets are valued. Securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available, at the last reported bid price. The sale and bid prices or prices deemed best to reflect fair value quoted by dealers who make markets in these securities are obtained from independent pricing services. Consistent with the Funds’ valuation policies and procedures, the current fair value of certain fixed income securities is provided by an independent pricing service. Fixed income securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from broker-dealers or quotation systems. Securities for which market quotations are not available, such as private placement securities, are valued at fair value according to methods selected in good faith by Sit Investment Associates, Inc. (the “Adviser”) and may include dealer-supplied valuations or other inputs and assumptions that pricing services would typically utilize. Short-term investments of sufficient credit quality with maturities of 60 days or less when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost, which approximates fair value. Option and future contracts entered into and held by the Funds are valued at the close of the securities and commodities exchange on which they are traded.

Security transactions are accounted for on the date the securities are purchased or sold. Gains and losses are calculated on the identified-cost basis. Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis. Dividends received from closed-end fund holdings are included in Dividend Income and distributions from capital gains, if any, are included in Net Realized Gain (Loss).

Delivery and payment for securities which have been purchased by the Funds on a forward commitment or when-issued basis can take place two weeks or more after the transaction date. During this period, such securities are subject to market fluctuations and may increase or decrease in value prior to delivery.

The Minnesota Tax-Free Income Fund concentrates its investments in Minnesota, and therefore may have more credit risk related to the economic conditions in the state of Minnesota than a portfolio with broader geographical diversification.

50	SIT MUTUAL FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

Year Ended March 31, 2014 (Continued)

Derivative Instruments

The Funds apply derivative instrument disclosure standards in order to enable investors to understand how and why the Funds use derivatives, how derivatives are accounted for, and how derivative instruments affect the Funds’ financial statements.

To hedge interest rate risk, the U.S. Government Securities Fund purchased put options and wrote call option contracts traded on a U.S. exchange. To hedge interest rate risk, the Quality Income Fund entered into futures contracts and wrote call options on these future contracts traded on a U.S. exchange. Risks of entering into futures contracts and purchasing and writing options include the possibility of an illiquid market and that a change in the value of the option may not correlate with changes in the value of the underlying securities.

The premiums paid for the options represent the cost of the investment and the options are valued daily at their closing price. The Funds recognize a realized gain or loss when the option is sold or expired. Option holdings within the Funds, which may include put options and call options, are subject to loss of value with the passage of time, and may experience a total loss of value upon expiration. With options, there is minimal counterparty risk to the Funds since they are exchange traded.

Upon entering into a futures contract, the Quality Income Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expired. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the year ended March 31, 2014, the average volume of derivative activity was as follows:

		Average	Average
	Average	Premium	Notional
	Cost	Received	Amount

U.S. Government Securities Fund
Purchased Put Options	$523,016	—	$1,250,000
Written Call Options	—	$2,502,557	4,856,000

Quality Income Fund
Treasury Futures	—	—	$40,894,063
Written Call Options	—	$2,441	31,600

The number of open option contracts and open futures contracts outstanding as of March 31, 2014 also serve as indicators of the volume of activity for the Funds throughout the period.

Statement of Assets and Liabilities - Values of derivatives as of March 31, 2014

	Asset Derivatives Value	Liability Derivatives Value

Interest rate risk:
U.S. Government Securities Fund
Purchased put options	$1,505,469 [1]	—
Written call options	—	$1,497,344 [2]

Quality Income Fund
Treasury Futures	$92,945 [3]

[1]	Statement of Assets and Liabilities location: Investments in securities, at fair value.
[2]	Statement of Assets and Liabilities location: Outstanding options written, at fair value.
[3]	Statement of Assets and Liabilities location: Variation margin receivable/payable. Includes cumulative appreciation(depreciation) of futures as reported in the Schedule of Investments.

MARCH 31, 2014	51

NOTES TO FINANCIAL STATEMENTS

Year Ended March 31, 2014 (Continued)

The effect of derivative instruments on the statement of operations for the year ended March 31, 2014:

	Amount of Realized	Change in Unrealized
	Gain (Loss) on Derivatives [4]	Appreciation (Depreciation) on Derivatives [5]
Interest rate risk:
U.S. Government Securities Fund
Purchased put options	($1,666,314)	$862,613
Written call options	(6,543,268)	2,454,457
Treasury Futures	(958,633)	—

Quality Income Fund
Written call options	$85,293	$204
Treasury Futures	(399,358)	93,914

[4]	Statement of Operations location: Net realized gain (loss) on investments, net realized gain (loss) on written options and net realized gain (loss) on futures, respectively.
[5]

Statement of Operations location: Net change in unrealized appreciation (depreciation) on investments, net change in unrealized appreciation (depreciation) on written options and net change in unrealized appreciation (depreciation) on futures, respectively.

Transactions in written options for the year ended March 31, 2014 were as follows:

	Number of Contracts	Premium
U.S. Government Securities Fund
Outstanding, March 31, 2013	2,200	$536,786
Call options written	25,600	17,887,913
Call options expired	(800)	(108,520)
Call options closed	(22,360)	(14,815,092)
Outstanding, March 31, 2014	4,640	$3,501,087

Quality Income Fund
Outstanding, March 31, 2013	4	$858
Call options written	1,240	155,925
Call options expired	(204)	(31,193)
Call options closed	(1,040)	(125,590)
Outstanding, March 31, 2014	—	—

Fair Value Measurements

The inputs and valuations techniques used to measure fair value of the Funds’ net assets are summarized into three levels as described in the hierarchy below:

•

Level 1 – quoted prices for active markets for identical securities. An active market for the security is a market in which transac-tions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

•

Level 2 – debt securities are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, U.S. government and government agency obligations, and municipal securities the pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity, and type as

52	SIT MUTUAL FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

Year Ended March 31, 2014 (Continued)

well as dealer supplied prices. For asset-backed securities and mortgage-backed securities, the pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as dealer supplied prices. All of these inputs are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

•	Level 3 – significant unobservable inputs, including the Adviser’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The fair value of the Funds’ bonds are generally based on quotes received from brokers or independent pricing services. Bonds with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets.

At the end of each calendar quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities.

A summary of the levels for the Funds’ investments as of March 31, 2014 is included with the Funds’ schedules of investments.

Federal Taxes

The Funds’ policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. The Funds have recorded in their financial statements the full benefit of their tax positions taken in connection with the Registered Investment Company (RIC) qualification and distribution requirements of the RIC. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

Management has analyzed the Funds’ tax positions taken in federal tax returns for all open tax years and has concluded that as of March 31, 2014, no provision for income tax would be required in the Funds’financial statements. The Funds’federal and state income and federal excise returns for the 2011, 2012, and 2013 tax years for which the applicable statutes of limitations have not expired remain subject to examination by the Internal Revenue Service and state departments of revenue.

At March 31, 2014, the gross unrealized appreciation (depreciation) on investments and cost of securities on a tax basis for federal income tax purposes were as follows:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)	Cost of Securities on a Tax Basis
U.S. Government Securities	$11,823,026	($11,323,247)	$499,779	$691,520,646
Quality Income	227,721	(207,648)	20,073	99,887,312
Tax-Free Income	5,043,096	(23,031,820)	(17,988,724)	172,026,970
Minnesota Tax-Free Income	9,638,761	(6,441,209)	3,197,552	334,439,201

MARCH 31, 2014	53

NOTES TO FINANCIAL STATEMENTS

Year Ended March 31, 2014 (Continued)

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year for net investment income or net realized gains may also differ from its ultimate characterization for tax purposes. The tax character of distributions paid during the fiscal years or period ended March 31, 2014 and 2013 were as follows:

Year Ended March 31, 2014:

		Tax-Exempt	Long Term
	Ordinary Income	Income	Capital Gain	Total

U.S. Government Securities	$10,762,504	—	—	$10,762,504
Quality Income	537,852	—	—	537,852
Tax-Free Income*	132,476	$6,404,645	—	6,537,121
Minnesota Tax-Free Income*	101,933	14,518,661	—	14,620,594
* 97.9% and 99.3% of dividends were derived from interest on tax-exempt securities, on the Tax-Free Income and Minnesota Tax-Free Income Funds, respectively.

Year or Period Ended March 31, 2013:

		Tax-Exempt	Long Term	Return of
	Ordinary Income	Income	Capital Gain	Capital	Total

U.S. Government Securities	$24,620,957	—	—	$899,593	$25,520,550
Quality Income	13,470	—	—	—	13,470
Tax-Free Income*	75,807	$6,859,570	—	—	6,935,377
Minnesota Tax-Free Income*	62,713	13,462,345	—	—	13,525,058
*98.9%and 99.5% of dividends were derived from interest on tax-exempt securities, on the Tax-Free Income and Minnesota Tax-Free Income Funds, respectively.

As of March 31, 2014 the components of distributable earnings on a tax basis were as follows:

				Unrealized
	Undistributed	Undistributed	Accumulated	Appreciation
	Ordinary Income	Tax-Exempt Income	Gain (Loss)	(Depreciation)

U.S. Government Securities	$51,353	—	($4,170,078)	$499,779
Quality Income	3,676	—	(204,962)	20,073
Tax-Free Income	917	$82,202	(24,313,234)	(17,988,724)
Minnesota Tax-Free Income	—	286,821	(7,390,287)	3,197,552

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made to the following capital accounts:

	Undistributed	Accumulated
	Net Investment	Net Realized	Additional
	Income	Gain (Loss)	Paid-in Capital

Tax-Free Income	($284)	$284	—
Minnesota Tax-Free Income	41,967	1,667,492	($1,709,459)

These differences were primarily attributable to market discount accretion adjustments and capital loss carryforwards expiring.

Net capital loss carryovers and late year losses, if any, as of March 31, 2014, are available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (“Act”), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses, and will not be considered exclusively short-term as under previous law.

54	SIT MUTUAL FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

Year Ended March 31, 2014 (Continued)

The Funds’ first fiscal year end subject to the Modernization Act was March 31, 2012. The net capital loss carryovers and the expiration dates for capital losses carryover from pre-enactment taxable years and the late year losses deferred as of March 31, 2014, were as follows:

	Pre-Enactment		Post-Enactment
	Net Capital Loss		Unlimited Period of Net		Late Year	Accumulated
	Carryover Expiring in:		Capital Loss Carryover		Losses	Capital and

	2015	2016-2019	Short-Term	Long-Term	Deferred	Other Losses

U.S. Government Securities	—	—	$4,170,078	—	—	$4,170,078
Quality Income	—	—	77,140	$127,822	—	204,962
Tax-Free Income	—	$19,109,911	619,000	4,405,430	$178,893	24,313,234
Minnesota Tax-Free Income	$774,842	5,024,269	664,551	—	926,625	7,390,287

For the year ended March 31, 2014 , the Funds’ utilized capital losses and expired capital losses as follows:

	Utilized	Expired

U.S. Government Securities	$1,543,618	—
Quality Income	3,837	—
Tax-Free Income	4,204,371	—
Minnesota Tax-Free Income	—	$1,709,459

Distributions

Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds’ capital stock. Distributions from net investment income are declared daily and paid monthly for the Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results for the respective periods. Actual results could differ from those estimates.

Guarantees and Indemnifications

Under each Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to each Fund. In addition, certain of each Fund’s contracts with its service providers contain general indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against each Fund cannot be determined and each Fund has no historical basis for predicting the likelihood of any such claims.

(3)	Investment Security Transactions

The cost of purchases of and proceeds from sales and maturities of investment securities, other than short-term securities, for the year ended March 31, 2014, were as follows:

	Purchases		Proceeds

	U.S. Government	Other	U.S. Government	Other

U.S. Government Securities	$40,905,461	—	$777,735,785	—
Quality Income	63,618,545	$78,654,009	19,153,130	$32,225,562
Tax-Free Income	—	42,822,971	—	59,568,411
Minnesota Tax-Free Income	—	74,489,810	—	107,371,734

MARCH 31, 2014	55

NOTES TO FINANCIAL STATEMENTS

Year Ended March 31, 2014 (Continued)

(4)	Affiliated Fees and Transactions

Investment Adviser

The Funds each have entered into an investment management agreement with Sit Investment Associates Inc. (SIA), under which SIA manages the Funds’ assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. SIA also is obligated to pay all of the Funds’ expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions, and other transaction charges relating to investing activities). The fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

Average Daily Net Assets

U.S. Government Securities	0.80%
Quality Income	0.90%
Tax-Free Income	0.80%
Minnesota Tax-Free Income	0.80%

Transactions with affiliates

The investment adviser, affiliates of the investment adviser, directors and officers of the Funds as a whole owned the following shares as of March 31, 2014:

	Shares	% Shares Outstanding

U.S. Government Securities	1,352,525	2.1
Quality Income	5,428,703	50.4
Tax-Free Income	3,679,445	21.7
Minnesota Tax-Free Income	2,017,919	5.8

(5)	Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events that would require disclosure in or adjustments to the financial statements.

56	SIT MUTUAL FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders:

Sit U.S. Government Securities Fund, Inc.

Sit Mutual Funds II, Inc.

We have audited the accompanying statements of assets and liabilities of Sit U.S. Government Securities Fund, Inc., and Sit Quality Income Fund, Sit Tax-Free Income Fund, and Sit Minnesota Tax-Free Income Fund (each a series of Sit Mutual Funds II, Inc.), including the schedules of investments, as of March 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or period in the two-year period then ended, and the financial highlights for each of the years or period in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian and brokers, or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sit U.S. Government Securities Fund, Sit Quality Income Fund, Sit Tax-Free Income Fund, and Sit Minnesota Tax-Free Income Fund as of March 31, 2014, and the results of their operations for the year then ended, the changes in their net assets for each of the years or period in the two-year period then ended, and the financial highlights for each of the years or period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

May 20, 2014

MARCH 31, 2014	57

EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2013 to March 31, 2014.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs (redemption fees) were included, your costs would have been higher.

	Beginning Account Value (10/1/13)	Ending Account Value (3/31/14)	Expenses Paid During Period (10/1/13- 3/31/14)*
U.S. Government Securities Fund
Actual	$1,000	$1,006.30	$4.00
Hypothetical	$1,000	$1,020.94	$4.03
Quality Income Fund
Actual	$1,000	$1,005.00	$4.50
Hypothetical	$1,000	$1,020.44	$4.53
Tax-Free Income Fund
Actual	$1,000	$1,062.00	$4.11
Hypothetical	$1,000	$1,020.94	$4.03
Minnesota Tax-Free Income Fund
Actual	$1,000	$1,052.10	$4.09
Hypothetical	$1,000	$1,020.94	$4.03

*Expenses are equal to the Funds’ annualized expense ratio of 0.80% for the U.S. Government Securities, Tax-Free Income and Minnesota Tax-Free Funds; and 0.90% for the Quality Income Fund, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period.)

58	SIT MUTUAL FUNDS ANNUAL REPORT

FEDERAL TAX INFORMATION (Unaudited)

Sit Bond Funds

For corporate shareholders, the percentage of investment income (dividend income and short-term gains, if any), for each of the Funds that qualify for the dividends-received deductions for the period ofApril 1, 2013 to March 31, 2014 is as follows:

Fund	Percentage
U.S. Government Securities Fund	0.0%
Quality Income Fund	0.0
Tax-Free Income Fund	0.0
Minnseota Tax-Free Income Fund	0.0

For the year ended March 31, 2014, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions made by the following Funds, the corresponding percentages represent the amount of each distribution which may qualify for the 15% dividend income tax rate.

Fund	Percentage
U.S. Government Securities Fund	0.0%
Quality Income Fund	0.0
Tax-Free Income Fund	0.0
Minnseota Tax-Free Income Fund	0.0

The following Funds designated the listed amounts as long-term capital gain dividends during the year ended March 31, 2014. Distributable long-term gains are based on net realized long term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.

Fund	Amount
U.S. Government Securities Fund	$—
Quality Income Fund	—
Tax-Free Income Fund	—
Minnesota Tax-Free Income Fund	—

For the year ended March 31, 2014, 97.9% and 99.3% of dividends were derived from interest on tax-exempt securities for the Tax-Free Income Fund and Minnesota Tax-Free Income Fund, respectively. This portion of exempt-interest dividends is exempt from federal taxes and should not be included in shareholders’ gross income. Exempt-interest dividends may be subject to state and local taxes. Each shareholder should consult a tax adviser about reporting this income for state and local tax purposes.

MARCH 31, 2014	59

INFORMATION ABOUT DIRECTORS AND OFFICERS (Unaudited)

The Sit Mutual Funds are a family of no-load mutual funds. The bond funds described in this Annual Report are the Sit U.S. Government Securities Fund, Sit Quality Income Fund, Sit Tax-Free Income Fund and the Sit Minnesota Tax-Free Income Fund (the “Funds” or individually, a “Fund”). The Sit U.S. Government Securities Fund, and the corporate issuer of the Sit Quality Income Fund, the Sit Tax-Free Income Fund and Sit Minnesota Tax-Free Income Fund have a Board of Directors and officers. Pursuant to Minnesota law, the Boards of Directors are responsible for the management of the Funds and the establishment of the Funds’ policies. The officers of the Funds manage the day-to-day operation of the Funds. Information pertaining to the directors and officers of the Funds is set forth below. The business address, unless otherwise noted below, is that of the Funds’ investment adviser – 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402. The Boards have a separate Audit Committee. The Bond Funds’ SAI has additional information about the Fund’s directors and is available without charge upon request by calling the Sit Funds at 800-332-5580.

Name, Age, and Position with the Fund	Term of Office (1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director (3)
INTERESTED DIRECTORS:
Roger J. Sit (2) Age: 52 Chairman and President	Chairman since 10/08; Officer since 1998.	Chairman, President, CEO and Global CIO of Sit Investment Associates, Inc. (the “Adviser”); Chairman and CEO of Sit Investment Fixed Income Advisors, Inc. (“SF”); Chairman of SIA Securities Corp. (the “Distributor”).	12	None.
William E. Frenzel (2) Age: 85 Director	Director since 1991 or the Fund’s inception if later.	Guest Scholar at The Brookings Institution and member of several government policy committees, foundations and organizations; Director of the Adviser; Director of SF.	12	None.
INDEPENDENT DIRECTORS:
Edward M. Giles Age: 78 Director	Director since 2012 or the Fund’s inception if later.	Senior Vice President of Peter B. Cannell & Co., 7/11 to present; Managing Member of GME Capital, 2005 to 2011; Advisory Director of Sit Investment Associates, Inc. 1/08 to 12/11.	12	None.
Sidney L. Jones Age: 80 Director	Director since 1993 or the Fund’s inception, if later: Director from 1988 to 1989.	Lecturer, Washington Campus Consortium of 17 Universities.	12	None.
Bruce C. Lueck Age: 73 Director	Director since 2004 or the Fund’s inception, if later.	Consultant for Zephyr Management, L.P. (investment management) and committee member of several investment funds and foundations.	12	None.
Donald W. Phillips Age: 65 Director	Director of the International Fund since1993, and since 1990 or the Fund’s inception if later for all other Funds.	Chairman and CEO of WP Global Partners Inc.,7/05 to present; Partner of Ranieri Partners, 2007 to present.	12	None.
Barry N. Winslow Age: 66 Director	Director since 2010 or the Fund’s inception is later.	Vice-Chairman of TCF Financial Corporation, 7/08 to present.	12	TCF Financial Corporation.

60	SIT MUTUAL FUNDS ANNUAL REPORT

Name, Age, and Position with the Fund	Term of Office (1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director (3)
OFFICERS:
Mark H. Book Age: 50 Vice President – Investments of U.S. Govt. Fund only.	Officer since 2002; Re-Elected by the Boards annually.	Vice President and Portfolio Manager of SF.	N/A	N/A
Kelly K. Boston Age: 45 Assistant Secretary & Assistant Treasurer	Officer since 2000; Re-Elected by the Boards annually.	Staff Attorney of the Adviser; Secretary of the Distributor.	N/A	N/A
Michael C. Brilley Age: 68 Senior Vice President	Officer since 1985; Re-Elected by the Boards annually.	Senior Vice President and Senior Fixed Income Officer of the Adviser; Director and President and Chief Fixed-Income Officer of SF.	N/A	N/A
Bryce A. Doty Age: 47 Vice President - Investments of U.S. Govt. Fund only.	Officer since 1996; Re-Elected by the Boards annually.	Senior Vice President and Senior Portfolio Manager of SF.	N/A	N/A
Paul J. Junquist Age: 52 Vice President - Investments of Tax-Free & MN Tax-Free Funds only.	Officer since 1996; Re-Elected by the Boards annually.	Vice President and Portfolio Manager of SF.	N/A	N/A
Michael J. Radmer 50 S. 6th Street Minneapolis, MN 55402 Age: 68 Secretary	Officer since 1984; Re-Elected by the Boards annually.	Partner of the Funds’ general counsel, Dorsey & Whitney, LLP.	N/A	N/A
Paul E. Rasmussen Age: 53 Vice President, Treasurer & Chief Compliance Officer	Officer since 1994; Re-Elected by the Boards annually.	Vice President, Secretary, Controller and Chief Compliance Officer of the Adviser; Vice President, Secretary, and Chief Compliance Officer of SF; President and Treasurer of the Distributor.	N/A	N/A
Carla J. Rose Age: 47 Vice President, Assistant Secretary & Assistant Treasurer	Officer since 2000; Re-Elected by the Boards annually.	Vice President, Administration & Deputy Controller of the Adviser; Vice President, Controller, Treasurer & Assistant Secretary of SF; Vice President and Assistant Secretary of the Distributor.	N/A	N/A
Debra A. Sit Age: 53 Vice President - Investments	Officer since 1994; Re-Elected by the Boards annually.	Vice President – Bond Investments of the Adviser; Senior Vice President, Senior Portfolio Manager of SF.	N/A	N/A

[1]	Directors serve until their death, resignation, removal or the next shareholder meeting at which election of directors is an agenda item and a successor is duly elected and qualified.
[2]

Directors who are deemed to be “interested persons” of the Funds as that term is defined by the Investment Company Act of 1940. Mr. Sit is considered an “interested person” because he is a director and shareholder of Sit Investment Associates, Inc., the Fund’s investment adviser. Mr. Frenzel is deemed to be an interested person because he is a director and shareholder of the Fund’s investment adviser.

[3]	Includes only directorships of companies required to report under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

MARCH 31, 2014	61

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING

Each fund follows certain policies and procedures for voting proxies for securities held in each portfolio. A description of the Funds’ proxy voting policies and procedures is available without charge upon request by calling the Funds at 1-800-332-5580.

Information regarding how each Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available without charge upon request by calling the Funds at 1-800-332-5580, and is available on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Funds’ file their complete schedules of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Qs are available without charge upon request by calling the Funds at 1-800-332-5580 and are available on the SEC’s website at www.sec.gov. In addition, the Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

RE-APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

At their joint meeting held on October 28, 2013, the Boards of Directors of the Sit Mutual Funds unanimously approved the continuation for another one year period the investment management agreements entered into by and between Sit Investment Associates, Inc. (“SIA”) and Sit Mutual Funds II, Inc. dated November 1, 1992; and Sit U.S. Government Securities Fund, Inc. dated November 1, 1992 (the “Agreements”).

The Boards approved the Agreements after a lengthy discussion and consideration of various factors relating to both the Boards’ selection of SIA as the investment adviser and the Boards’ approval of the fees to be paid under the Agreements.

Investment Adviser Criteria. The Directors began their analysis by discussing their criteria for determining the quality of an investment adviser. The Directors’ noted that their analysis is similar to that used by institutional investors in evaluating and selecting investment advisers. The Directors discussed several factors used to determine the overall quality of an investment adviser and the nature, extent and quality of the services performed by SIA, including the following:

Investment Philosophy and Process. The Directors considered SIA’s philosophy of managing assets. With respect to fixed income securities, SIA stresses the consistent attainment of superior risk-adjusted returns using a conservative investment management approach that identifies pricing anomalies in the market and management of portfolio duration.

With respect to fixed income securities, SIA seeks investment grade securities with a special emphasis on interest income and significant stability of principal value. SIA’s style seeks to avoid excessive return volatility and generate consistent results over an economic cycle. The Directors noted that the Bond Funds’ objectives are to seek high current income. The Directors reviewed the Bond Funds’ characteristics, and noted that SIA has consistently managed the Bond Funds in this style. The Directors noted that since the Bond Funds emphasize income, they may at times not rank highly in total return comparisons with other funds during certain periods.

The Directors discussed SIA’s consistent and well-defined investment process. With respect to fixed income securities, the portfolio managers are responsible for implementing the strategy set forth in the Chief Fixed Income Officer’s duration targets and the Chief Investment Officer’s interest rate projections.

Investment Professionals. The Directors discussed the experience, knowledge and organizational stability of SIA and its investment professionals. The Directors noted that SIA’s senior professionals are actively involved in the investment process and have significant investment industry experience.

62	SIT MUTUAL FUNDS ANNUAL REPORT

The Directors discussed the depth of SIA’s investment staff. The Directors noted that SIA has over 30 investment professionals. Given the investment products offered by SIA and the assets under management, the Directors determined that SIA’s investment staff is well positioned to meet the current needs of its clients, including the Funds, and to accommodate growth in the number of clients and assets under management for the near future. The Directors concluded that the depth of the investment staff, and in particular senior management and investment analysts, is actually greater than the Funds currently require at their present asset size. The Directors noted that SIA has the resources of a $13.98 billion investment firm working for the benefit of the Fund shareholders.

Investment Performance. The Directors reviewed and discussed the Funds’ investment performance on an absolute and comparable basis for various periods as discussed below. The Directors noted that the investment performance of the Funds has generally been competitive with indices and other funds with similar investment styles as the Funds, such as fixed income funds seeking to maximize income.

Corporate Culture. The Directors discussed SIA’s corporate values to operate under the highest ethical and professional standards. SIA’s culture is set and practiced by senior management who insist that all professionals exhibit honesty and integrity. The Board noted that the firm’s values are evident in all of the services provided to the Funds.

Review of Specific Factors. The Directors continued their analysis by reviewing specific information on SIA and the Funds and specific terms of the Agreements, including the following.

Investment Performance. The Directors reviewed investment performance of each Fund for 1 month, 3 months, 6 months, year-to-date, 1 year, 5 years (as applicable), 10 years (as applicable) and since inception, both on an absolute basis and on a comparative basis to indices and mutual funds within the same investment categories. As noted above, the Directors concluded that the investment performance of the Funds has been competitive in relation to their stated objectives and strategies on a comparable basis with funds with similar objectives and strategies.

Fees and Expenses. The Directors noted that the Funds pay SIA a monthly fee and SIA is responsible for all of the Funds’ expenses except interest, brokerage commissions and transaction charges and certain extraordinary expenses. The Directors reviewed fees paid in prior years and the fees to be paid under the Agreements.

The Directors compared each Fund’s expense ratio to the average and median expense ratios of no-load mutual funds within the same Morningstar, Inc. investment category, the average expense ratios for load funds within the Morningstar category, and the average expense ratios for all funds within the Morningstar category. Certain of the Fund’s expense ratios were higher than the averages, and certain of the Fund’s expense ratios were lower than the averages. The Directors noted that the Morningstar no-load categories include funds of various asset sizes, some of which are significantly larger in assets than the Funds. The Directors found that each Fund’s total expense ratio to be within an acceptable range compared to the total expense ratios of other no-load funds within the Fund’s Morningstar category. The Directors concluded that the fees paid by the Funds are reasonable and appropriate.

The Directors reviewed the extent to which the fees to be paid under the Agreements by each Fund may be affected by an increase in the Fund’s assets, which included reviewing each Fund’s current and historical assets and the likelihood and magnitude of future increases in the Fund’s assets. The Directors agreed that it is appropriate that the Funds benefit from improved economies of scale as the Funds’ assets increase. However, the Directors concluded that given the amount of the Funds’ current assets and the likelihood and magnitude of future increases in the Funds’ assets, negotiating a graduated fee structure is unnecessary at this time since the fees to be paid under the current Agreements are reasonable and appropriate.

The Directors reviewed the expenses paid by SIA relating to the operations of the Funds, and SIA’s income with respect to the management of the Funds for the past two calendar years. The Directors concluded that the expenses paid were appropriate.

The Directors reviewed SIA’s investment advisory fee schedule for investment management services provided to other clients. The Directors compared the services provided to the Funds and other clients of SIA, and recognized that the Funds’ expenses are borne by SIA. The Directors concluded that the fees paid by the Funds in relation to the fees paid by other SIA clients were appropriate and reasonable. The Directors also concluded that SIA’s profit margin with respect to the management of the Funds was appropriate.

MARCH 31, 2014	63

ADDITIONAL INFORMATION (Unaudited) (Continued)

The Directors discussed the extent to which SIA receives benefits from the relationship with the Funds such as soft dollar arrangements by which brokers provide research services to SIA as a result of brokerage generated by the Funds. The Board concluded that any benefits SIA receives from its relationship with the Funds are well within industry norms and are reflected in the amount of the fees paid by the Funds to SIA and are appropriate and reasonable.

Non-Advisory Services. The Directors considered the quality of non-advisory services which SIA provides to the Funds (and their shareholders) and the quality and depth of SIA’s non- investment personnel who provide such services. Directors concluded that the level of such services and the quality and depth of such personnel are consistent with industry standards.

Finally, the Directors considered the compliance staff and the regulatory history of SIA and the Funds, and concluded that both are consistent with industry standards.

Based on these conclusions, without any single conclusion being dispositive, the Directors determined that renewal of the Agreements was in the interest of each Fund and its shareholders.

64	SIT MUTUAL FUNDS ANNUAL REPORT

Annual Report
March 31, 2014

INVESTMENT ADVISER
Sit Investment Associates, Inc.
3300 IDS Center
Minneapolis, MN 55402

CUSTODIAN
The Bank Of New York Mellon
One Wall Street
New York, NY 10286

TRANSFER AGENT AND DISBURSING AGENT
BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
Minneapolis, MN

LEGAL COUNSEL
Dorsey & Whitney LLP
Minneapolis, MN

Sit Mutual Funds
1-800-332-5580
www.sitfunds.com

Sit Bond 3-2014

Item 2:  Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions. The registrant has not made any amendment to its code of ethics during the period covered by this report which must be described herein pursuant to Item 2. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics is available without charge upon request by calling the registrant at 612-332-3223 or 1-800-332-5580, or by mail at Sit Mutual Funds, 3300 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402.

Item 3:  Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Mr. Edward M. Giles, Mr. Sidney L. Jones, Mr. Bruce C. Lueck, Mr. Donald W. Phillips, and Mr. Barry N. Winslow are audit committee financial experts serving on its audit committee. Mr. Giles, Mr. Jones, Mr. Lueck, Mr. Phillips, and Mr. Winslow are independent for purposes of this item.

Item 4:  Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	Audit Fees (a)	Audit Related Fees (b)	Tax Fees (c)	Other Fees (d)
Fiscal year ended March 31, 2014	28,300	0	4,425	0
Fiscal year ended March 31, 2013	25,000	0	4,250	0

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, and/or are traditionally performed by the auditor. Tax fees include amounts related to tax compliance, tax planning, and tax advice.

(e) (1) The Audit Committee is required to pre-approve audit and non-audit services performed for the registrant by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. The audit committee also is required to pre-approve certain non-audit services performed by the registrant’s independent auditor for the registrant’s investment adviser and certain of the adviser’s affiliates if the services relate directly to the operations and financial reporting of the registrant. Services to be provided by the auditor must receive general pre-approval or specific pre-approval by the audit committee. Any proposed services exceeding pre-approved cost levels will require separate pre-approval by the audit committee.

The audit committee may delegate pre-approval authority to the audit committee chairman. The chairman shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee does not delegate its responsibility to pre-approve services performed by the independent auditor to management.

(2) No services included in (b) – (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $0 and $4,000 respectively.

(h) The registrant’s audit committee has determined that the provision of non-audit services rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is considered compatible with maintaining the principal accountant’s independence.

Item 5:  Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6:  Schedule of Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7:  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8:  Portfolio Managers of Closed-End Management Investments Companies.

Not applicable to open-end investment companies.

Item 9:  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11:  Controls and Procedures -

(a) Based on their evaluation of the Registrant’s Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant’s Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant’s management, as appropriate, to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

Item 12:  Exhibits:

(a) The following exhibits are attached to this Form N-CSR:

(2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2) (certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

(b) Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sit U.S. Government Securities Fund, Inc.

By (Signature and Title)*	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date May 30, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date May 30, 2014

By (Signature and Title)	/s/ Roger J. Sit
Roger J. Sit
Chairman

Date May 30, 2014